Exhibit 4.1

WARRANT PURCHASE AGREEMENT

dated as of May 13, 2022

by and among

F45 TRAINING HOLDINGS INC.

and

EACH PARTY NAMED AS AN INVESTOR HEREIN

i

EXHIBITS

Exhibit A	Form of Immediately Exercisable Warrant
Exhibit B	Form of 50% Utilization Warrant

ii

WARRANT PURCHASE AGREEMENT

THIS WARRANT PURCHASE AGREEMENT is made as of May 13, 2022 (this “Agreement”) by and among F45 TRAINING HOLDINGS INC., a Delaware corporation (the “Company”), DRAWBRIDGE DSO SECURITIES LLC, FORTRESS LENDING III HOLDINGS L.P., FORTRESS LENDING FUND II MA-CRPTF LP and FORTRESS LENDING II HOLDINGS, L.P. (together with their respective successors and assigns, the “Investors”).

RECITALS

WHEREAS, the Company has authorized the sale and issuance to the Investors of warrants to purchase shares of common stock of the Company in order to induce each Investor to enter into the Credit Agreement (as defined below) and to provide its Percentage Share (as defined below) of the Delayed Draw Commitment (as defined below) thereunder.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

DEFINED TERMS

Section 1.1 Definitions. The following terms, when used in this Agreement, have the following meanings, unless the context otherwise indicates:

“50% Utilization Warrant” means a warrant in substantially the form attached hereto as Exhibit B.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

“Announcing Form 8-K” has the meaning set forth in the Credit Agreement

“Applicable Law” means any foreign, federal, state or local statute, law, rule or regulation or any judgment, decree, order, regulation or rule of any Governmental Authority or Principal Market.

“Board” means the Board of Directors of the Company.

“Bylaws” means the bylaws of the Company, as amended.

“Capital Stock” means, with respect to any Person, all common stock, preferred stock and any other capital stock of such Person, and all shares, interests, participations and other ownership interest (however designated), of such Person, and all rights, warrants and options to purchase any of the foregoing, including each class of common stock and preferred stock of such Person if such Person is a corporation, each general and limited partnership interest of such Person if such Person is a partnership and each membership interest in a limited liability company.

“Certificate of Incorporation” means the Amended Restated Certificate of Incorporation of the Company, as the same is in effect on the date hereof.

“Commission” means the United States Securities and Exchange Commission.

“Common Shares” means the common stock, par value $0.00005 per share, of the Company.

“Company” has the meaning set forth in the preamble hereto.

“Credit Agreement” means the Credit Agreement, dated as of May 13, 2022, among the Company, Fortress Credit Corp. as Administrative Agent, Collateral Agent and a Lender, the Investors, and the other lenders from time to time party thereto as the same may be amended, modified, restated or supplemented from time to time in accordance with its terms.

“Credit Documents” has the meaning set forth in the Credit Agreement, and for the avoidance of doubt, the Transaction Agreements shall also constitute “Credit Documents.”

“Eligible Market” means the New York Stock Exchange, Inc., the NYSE American, the NASDAQ Capital Market, the NASDAQ Global Market or the NASDAQ Global Select Market or, in each case, any successor thereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Delayed Draw Commitment” has the meaning set forth in the Credit Agreement.

“Facility” has the meaning set forth in the Credit Agreement.

“Facility Increase 50% Utilization Warrant” has the meaning set forth in Section 2.2.

“Facility Increase Closing” has the meaning set forth in Section 6.2.

“Facility Increase Closing Date” has the meaning set forth in Section 6.2.

“Facility Increase Immediately Exercisable Warrant” has the meaning set forth in Section 2.2.

“Facility Increase Warrants” has the meaning set forth in Section 2.2.

“Fully Diluted Shares Outstanding” has the meaning set forth in the 50% Utilization Warrant.

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“Governmental Authority” means any Federal, state, local or foreign court or governmental agency, authority, instrumentality, regulatory body, board or commission.

“Initial 50% Utilization Warrant” has the meaning set forth in Section 2.2.

“Initial Closing” has the meaning set forth in Section 6.1.

“Initial Closing Date” means the date on which the Initial Closing occurs.

“Initial Immediately Exercisable Warrant” has the meaning set forth in Section 2.1.

“Initial Warrants” has the meaning set forth in Section 2.1.

“Investors” has the meaning set forth in the preamble hereto.

“Immediately Exercisable Warrant” means the Company’s warrant in substantially the form attached hereto as Exhibit A.

“Lenders” mean the lenders party to the Credit Agreement.

“Lien” means any security interest, mortgage, pledge, transfer restriction, defect, claim, lien, limitation on voting rights, encumbrance, pre-emptive or similar right, equity or adverse interest of any nature.

“Material Adverse Effect” has the meaning set forth in the Credit Agreement.

“Maximum Committed Amount” has the meaning set forth in the Credit Agreement.

“Percentage Share” means with respect to each Investor, the percentage share set forth opposite such Investor’s name on Schedule I under the caption “Percentage Share.”

“Permits” means all franchises, approvals, qualifications, authorizations, consents, Permits, licenses and other similar authority.

“Person” means any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, Governmental Authority or other entity.

“Principal Market” means the New York Stock Exchange (or any successor to the foregoing), or if after the Closing Date the Common Shares are listed on another Eligible Market, such other Eligible Market.

“Proceeding” means any action, claim, suit or proceeding (including an investigation or partial proceeding, such as a deposition, or any appeal of any proceeding).

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“Put Settlement Shares” has the meaning set forth in the 50% Utilization Warrant.

“Registration Rights Agreement” means the registration rights agreement among the Company and the Investors, dated May 13, 2022.

“Related Person” means, with respect to any Person (i) any Affiliate of such Person, (ii) any investment manager, investment advisor, managing member or general partner of such Person, (iii) any investment fund, investment account or investment Person whose investment manager, investment advisor, managing member or general partner is such Person or any Affiliate of such Person or any member, partner, officer or employee of such Person or any Affiliate of such Person, (iv) any member or partner of any Person specified in clauses (i) through (iii) above, and (v) any officer or employee of any Person specified in clauses (i) through (iv) above.

“Representative” means, with respect to any Person, any and all Affiliates, directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

“Securities Act” means the Securities Act of 1933, as amended.

“Secretary of State” means the Secretary of State of the State of Delaware.

“Subsidiary” means (a) a corporation more than 50% of the combined voting power of the outstanding voting stock of which is owned, directly or indirectly, by the Company, or by one or more Subsidiaries, or by the Company and one or more Subsidiaries, (b) a partnership of which the Company, or one or more other Subsidiaries, or the Company and one or more Subsidiaries, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs or (c) any other Person (other than a corporation) in which the Company, or one or more Subsidiaries, or the Company and one or more Subsidiaries, directly or indirectly, has at least a majority ownership interest and power to direct the policies, management and affairs thereof.

“Transaction Agreements” means this Agreement, the Registration Rights Agreement, the Warrants and all agreements and instruments contemplated hereby or thereby.

“Transactions” means, the transactions contemplated by the Transaction Agreements, including the issuance, sale and delivery of the Warrants, the Warrant Shares and any Put Settlement Shares.

“Vesting Date” has the meaning set forth in the 50% Utilization Warrant.

“Warrant Shares” means Common Shares or such other securities issued or issuable upon exercise of the Warrants in accordance with the terms of the Warrants.

“Warrants” means the Initial Warrants and the Facility Increase Warrants.

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ARTICLE II

PURCHASE AND SALE

2.1 Initial Warrants. Upon the terms set forth in this Agreement, and in consideration for each Investor’s willingness to enter into the Credit Agreement, at the Initial Closing (as defined below), the Company shall issue and deliver to each Investor (i) a duly executed warrant to purchase such Investor’s Percentage Share of 1,211,210 fully paid and non-assessable Common Shares in substantially the form of the Immediately Exercisable Warrant (each, an “Initial Immediately Exercisable Warrant”) and (ii) a duly executed warrant to purchase such Investor’s Percentage Shares of a number of fully paid and non-assessable Common Shares that represents 1.25% of the Fully Diluted Shares Outstanding on the applicable Vesting Date in substantially the form of the 50% Utilization Warrant (each, an “Initial 50% Utilization Warrant” and, together with the Initial Immediately Exercisable Warrants, the “Initial Warrants”).

2.2 Facility Increase Warrants. Upon the terms set forth in this Agreement, and in consideration for each Investor’s willingness to enter into the Credit Agreement, at the Facility Increase Closing (as defined below), if any, the Company shall issue and deliver to each Investor (i) a duly executed warrant to purchase such Investor’s Percentage Share of a number of fully paid and non-assessable Common Shares that represents 1.25 % of the Fully Diluted Shares Outstanding on the Facility Increase Closing Date in substantially the form of the Immediately Exercisable Warrant (each, a “Facility Increase Immediately Exercisable Warrant”) and (ii) a duly executed warrant to purchase such Investor’s Percentage Share of a number of fully paid and non-assessable Common Shares that represents 1.25% of the Fully Diluted Shares Outstanding on the applicable Vesting Date in substantially the form of the 50% Utilization Warrant (each, a “Facility Increase 50% Utilization Warrant” and, together with the Facility Increase Immediately Exercisable Warrants, the “Facility Increase Warrants”)).

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to each Investor that all of the statements contained in this Article III are true and complete at and as of (i) the date hereof, (ii) the Initial Closing Date and (iii) the Facility Increase Closing Date.

Section 3.1 Corporate Existence; Requisite Power and Authority; Qualification. The Company (a) is duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of organization or formation, (b) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Transaction Agreements to which it is a party and to carry out the transactions contemplated thereby and to perform its obligations thereunder, and (c) is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except, in the case of clause (c) of this Section 3.1, to the extent failure to obtain such qualification would not reasonably be expected to have, individually

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or in the aggregate, a Material Adverse Effect. Without limiting the foregoing, the execution and delivery of execution and delivery of this Agreement and the other Transaction Agreements, the performance by the Company of its obligations hereunder and thereunder, and the issuance of the Warrant, the Warrant Shares and the Put Settlement Shares issuable thereunder complies and will comply in all material respects with the rules and regulations of the Eligible Market.

Section 3.2 Capital Stock and Ownership.

(a) The capitalization table set forth in Schedule 3.2 accurately reflects the Fully Diluted Shares Outstanding of the Company and all convertible securities as of the applicable closing date. There are no outstanding shares of capital stock, convertible securities, subscriptions, options, warrants, rights or any other agreement or commitments to which the Company is a party requiring, and there is no membership interest or other Capital Stock of the Company outstanding which upon conversion or exchange would require, the issuance by the Company of any additional membership interests or other Capital Stock of the Company or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase, a membership interest or other Capital Stock of the Company, except the Warrants and as disclosed on Schedule 3.2. In addition, Schedule 3.2 sets forth the maximum number of shares that may be issued, directly or indirectly, pursuant to promotional agreements with third-parties. The outstanding shares of Capital Stock of the Company has been duly authorized and validly issued and is fully paid and non-assessable and issued in compliance with all Applicable Law.

(b) The Warrants, upon issuance in accordance with the terms of this Agreement and the Warrant Shares and any Put Settlement Shares upon issuance in accordance with the terms of the applicable Warrant, will be duly authorized, validly issued, fully paid and nonassessable. The Warrant Shares and the Put Settlement Shares have been duly and validly reserved exclusively for issuance on the exercise of the Warrants. No Capital Stock of the Company is entitled to cumulative voting rights, anti-dilution rights or so-called registration rights under the Securities Act, and no Person is entitled to preemptive rights, in each case except as set forth in the SEC Documents (other than any forward-looking statement or risk factor disclosures contained in the SEC Documents). The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and by the Warrants do not, and will not be, subject to, or trigger, any preemptive rights or any price reset or anti-dilution rights.

(c) The Common Shares are eligible for clearing through The Depository Trust Company (“DTC”), through its Deposit/Withdrawal at Custodian (DWAC) system, and the Company is eligible for and participating in the Direct Registration System (DRS) of DTC with respect to the Common Shares. The transfer agent for the Common Shares is a participant in, and the Common Shares are eligible for transfer pursuant to, DTC’s Fast Automated Securities Transfer Program. The Common Shares are not, and has not at any time been, subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of transactions in Common Shares through DTC.

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Section 3.3 Due Authorization. The execution, delivery and performance of the Transaction Agreements to which the Company is a party have been duly authorized by all necessary action of the Company. The Warrant Shares and any Put Settlement Shares, when issued in compliance with the provisions of the Warrants, will have the rights, preferences, privileges and restrictions described in the Certificate of Incorporation; and will be free of any Liens other than restrictions on transfer under state and federal securities laws and as otherwise provided in the Transaction Agreements.

Section 3.4 No Conflict. The execution, delivery and performance by the Company of the Transaction Agreements and the consummation of the transactions contemplated by the Transaction Agreements do not and will not (a)(i) violate any provision of any law or any governmental rule or regulation applicable to the Company, (ii) violate any of the Certificate of Incorporation or Bylaws of the Company, or (iii) violate any order, judgment or decree of any court or other Governmental Authority binding on the Company, except with respect to clauses (i) and (iii) to the extent that such violation could not reasonably be expected to have a Material Adverse Effect; (b) conflict in any material respect with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation (as defined in the Credit Agreement) of the Company, except to the extent that such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Company (other than a Permitted Lien (as defined in the Credit Agreement)), except with respect to the creation or imposition of any Lien that could not reasonably be expected to have a Material Adverse Effect; or (d) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of the Company, except for such approvals or consents which will be obtained on or before the Initial Closing Date or Facility Increase Closing Date, as applicable. Without limiting the foregoing, the execution and delivery of this Agreement and the other Transaction Agreements, the performance by the Company of its obligations hereunder and thereunder, and the issuance of the Warrants, the Warrant Shares and any Put Settlement Shares issuable thereunder complies and will comply in all material respects with the rules and regulations of the Principal Market.

Section 3.5 Government Approvals. The execution, delivery and performance by the Company of the Transaction Agreements to which the Company is a party and the consummation of the transactions contemplated by the Transaction Agreements do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority, other than filings that have been made, or will be made, or consents that have been obtained, or will be obtained, pursuant to the rules and regulations of the Eligible Market, including a supplemental listing application, applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file or obtain within the applicable time periods and the filings required to be made pursuant to the Registration Rights Agreement.

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Section 3.6 Binding Obligation. Each Transaction Agreement to which the Company is a party has been duly executed and delivered by the Company and is the legally valid and binding obligation of each of the Company, enforceable against the Company in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

Section 3.7 Private Sale. The Company has not, either directly or through any agent, offered any securities to or solicited any offers to acquire any securities from, or otherwise approached, negotiated, or communicated in respect of any securities with, any Person in such a manner as to require that the offer or sale of the Warrants, Warrant Shares or Put Settlement Shares be registered pursuant to the provisions of Section 5 of the Securities Act and the rules and regulations of the Commission thereunder or the securities laws of any other jurisdiction. Neither the Company nor anyone acting on its behalf will take any action prior to the Initial Closing or the Facility Increase Closing, as applicable, that would cause any such registration to be required (including any offer, issuance or sale of any security of the Company under circumstances that might require the integration of such security with the Warrants, Warrant Shares or Put Settlement Shares under the Securities Act or the rules and regulations of the Commission thereunder) that might subject the offering, issuance or sale of the Warrants, Warrant Shares or Put Settlement Shares to the registration provisions of the Securities Act. Assuming the representations and warranties of the Investors contained in Article V are true and correct, the issuance of the Warrants, the Warrant Shares and any Put Settlement Shares is exempt from registration under the Securities Act. Any notices required to be filed under Applicable Laws in connection with the offer and sale of the Warrants, the Warrant Shares and the Put Settlement Shares prior to or subsequent to the Initial Closing or the Facility Increase Closing, as applicable, shall be filed on a timely basis as so required. Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Warrants, Warrant Shares or Put Settlement Shares. None of the Warrants, Warrant Shares nor Put Settlement Shares are being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

Section 3.8 Registration Rights. Following the Initial Closing and the Facility Increase Closing, the Company and its Subsidiaries will not have any obligations with respect to registration rights, including piggyback rights, to any Person, except as set forth in the SEC Documents and the Registration Rights Agreement. The Company is not, and never has been, a “shell company” (as defined in Rule 12b-2 under the Exchange Act).

Section 3.9 Securities Matters.

(a) The Common Shares are registered pursuant to Section 12(b) of the Exchange Act, and neither the Company nor any of its Subsidiaries has taken, or will take, any action designed to terminate, or which to the knowledge of the Company and its Subsidiaries is likely to have the effect of terminating, the registration of the Common Shares under the Exchange Act, nor has the Company or any of its Subsidiaries received any notification that the Commission is contemplating terminating such registration. Neither the Company nor any of its Subsidiaries

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is in violation of any of the rules, regulations or requirements of the Principal Market, and, to the knowledge of the Company and its Subsidiaries, there are no facts or circumstances that would reasonably be expected to lead to suspension or termination of trading of the Common Shares on the Principal Market. Since July 14, 2021, (i) the Common Shares have been listed or designated for quotation, as applicable, on the Principal Market, (ii) trading in the Common Shares has not been suspended or deregistered by the Commission or the Principal Market, and (iii) except as set forth in Schedule 3.9, neither the Company nor any of its Subsidiaries has received any communication, written or oral, from the Commission or the Principal Market regarding the suspension or termination of trading of the Common Shares on the Principal Market.

(b) The Company has filed all required reports, schedules, forms, statements and other documents with the Commission pursuant to the Securities Act and the Exchange Act (in each case including all financial statements and schedules and pro forma financial information included therein, all exhibits thereto and all documents incorporated by reference therein, the “SEC Documents”), within the time frames prescribed by the Commission (including any available grace periods and extensions authorized by the SEC) for the filing of such SEC Documents such that each filing was timely filed with the SEC. The Company filed and made publicly available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) on or prior to the date this representation is made, true, correct and complete copies of the SEC Documents to the extent required by the Securities Act and/or the Exchange Act (as applicable). As of their respective dates, each of the SEC Documents complied in all material respects with the requirements of the Securities Act and/or the Exchange Act (as applicable) applicable thereto. None of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Since the filing of the SEC Documents, no event has occurred that would require an amendment or supplement to any of the SEC Documents and as to which such an amendment or a supplement has not been filed and made publicly available on EDGAR prior to the date this representation is made.

(c) It is understood and acknowledged by the Company that no Investor has been asked to agree, nor has any Investor agreed, to desist from purchasing or selling, long and/or short, Common Shares or other securities of the Company, or “derivative” securities or securities based on Common Shares or other securities issued by the Company or to hold any securities for any specified term; and the Investors shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company further understands and acknowledges that (i) each Investor may engage in hedging and/or trading activities at various times during the period that the Warrants, Warrant Shares and/or Put Settlement Shares are outstanding, and (ii) such hedging and/or trading activities, if any, can reduce the value of the Common Shares held by the existing holders of Common Shares of the Company, both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that any such hedging and/or trading activities do not constitute a breach of any Credit Document or affect the rights of each Investor under any Credit Document. The Company acknowledges that the issuance of any Warrant Shares and any Put Settlement Shares may result in dilution of the outstanding Common Shares, which dilution may be substantial under

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certain market conditions. The Company further acknowledges that its obligations under the Credit Documents, including its obligation to issue the Warrant Shares upon exercise of the Warrants and its obligation to issue the Put Settlement Shares pursuant to the Warrants, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company or any of its Subsidiaries may have against each Investor and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

ARTICLE IV

COVENANTS OF THE COMPANY

Section 4.1 Indemnification. The Company shall (i) indemnify, to the maximum extent permitted by law, each Investor, each Related Person of each Investor and the Representatives of each of them, from and against all expenses, claims, losses, damages and liabilities (or Proceedings in respect thereof), including any of the foregoing incurred in settlement of any Proceeding made with the Company’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), directly or indirectly arising out of, relating to or based upon any Investor’s exercise of its rights or performance of its obligations under any of the Transaction Agreements, or the consummation of any of the Transactions; and (ii) reimburse each such indemnified Person for all legal and other expenses incurred in connection with investigating, preparing or defending any such claims, losses, damages, liabilities or Proceedings.

Section 4.2 Further Assurances. The Company will, at its expense, promptly (a) cure any defects in the creation and issuance of the Warrants, Warrant Shares and the Put Settlement Shares, or in the execution and delivery of the Transaction Agreements, (b) execute and deliver to each Investor, upon request, all such other and further documents, agreements and instruments in compliance with or pursuant to its covenants and agreements herein, and (c) make any recordings, file any notices, and obtain any Permits as may be necessary or appropriate in connection therewith, and (d) will procure, subject to issuance or notice of issuance, the listing of any Warrant Shares issuable upon exercise of the Warrants and any Put Settlement Shares issuable pursuant to the Warrants on the Principal Market on which the Common Shares are then listed or traded.

Section 4.3 Announcing Form 8-K. The Company hereby acknowledges and agrees that the Transaction Documents constitute “material agreements or instruments” for purposes of Section 9.18 of the Credit Agreement and will be filed as exhibits to the Announcing Form 8-K filed pursuant to the Credit Agreement.

Section 4.4 Disclosure Schedule Update. The Company shall notify the Investors in writing on or prior to the Facility Increase Closing of any events occurring after the date of this Agreement which require changes or additions to any disclosure schedule previously delivered by the Company in order to make the representations and warranties qualified by such schedule true and correct as of the Facility Increase Closing and shall deliver to the Investors a new schedule reflecting such changes or additions (each, an “Updated Disclosure Schedule”). Each Updated Disclosure Schedule shall (i) expressly state that it is being made pursuant to this Section 4.4, (ii) specify the representations and warranties to which it applies and (iii) describe in reasonable detail the changes, additions or events to which it relates. Each Updated Disclosure Schedule shall qualify the applicable representations and warranties made as of the Facility Increase Closing for all purposes under this Agreement.

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ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

Each Investor represents and warrants to the Company, severally and not jointly, that all of the statements contained in this Article III are true and complete at and as of (i) the date hereof, (ii) the Initial Closing and (iii) the Facility Increase Closing.

Section 5.1 Power and Authority. Such Investor has all requisite power and authority and has taken all required corporate (or trust, limited liability company or partnership, as the case may be) and other action necessary to permit it to execute and deliver the Transaction Agreements, if applicable and all other documents or instruments required by the Transaction Agreements, and to carry out the terms of the Transaction Agreements and of all such other documents or instruments. Each of the Transaction Agreements has been duly executed and delivered by such Investor and (assuming the due authorization, execution and delivery hereof and thereof by the other signatories thereto) and is a valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

Section 5.2 Purchase for Investment. Such Investor is acquiring its Warrants, its Warrant Shares and any of their respective Put Settlement Shares for investment, for its own account and not with a view to distribution thereof in violation of federal securities laws of the United States. Such Investor understands that its Warrants, its Warrant Shares and any of their respective Put Settlement Shares must be held indefinitely unless registered under the Securities Act or an exemption from such registration becomes available. Such Investor understands that the Warrants it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. Such Investor understands that no public market presently exists for its Warrants, and there can be no assurance that any such market will be created.

Section 5.3 Financial Matters. Such Investor represents and warrants to the Company that it understands that the acquisition of its Warrants involves substantial risk and that its financial condition and investments are such that it is in a financial position to hold its Warrants for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, such Warrants. In addition, by virtue of its expertise, the advice available to it and previous investment

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experience, such Investor has extensive knowledge and experience in financial and business matters, investments, securities and private placements and the capability to evaluate the merits and risks of the transactions contemplated by this Agreement. Such Investor represents that it is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act.

ARTICLE VI

THE CLOSINGS AND CLOSING CONDITIONS

Section 6.1 The Initial Closing.

(a) The Initial Closing. The purchase and sale of the Initial Warrants shall take place at a closing (the “Initial Closing”) to be held remotely, via electronic mail on the date hereof.

(b) Deliveries. At the Initial Closing, the Company will deliver to each Investor (i) its Initial Warrants, (ii) the executed Registration Rights Agreement, (iii) a written opinion of King & Spalding, LLP, counsel to the Company, in form and substance reasonably acceptable to the Investors and (iv) a certificate of the Secretary or an Assistant Secretary of the Company, dated the Initial Closing Date and certifying: (1) that attached thereto is a true and complete copy of the Bylaws as in effect on the date of such certification; (2) that attached thereto is a true and complete copy of the Certificate of Incorporation as in effect on the date of such certification; (3) that attached thereto is a certificate of the Secretary of State dated as of a recent date as to the due incorporation and good standing of the Company and listing all documents of the Company on file with the Secretary of State; and (4) that attached thereto is a true and complete copy of resolutions adopted by the Board authorizing the execution, delivery and performance of the Transaction Agreements, the issuance, sale, and delivery of the Initial Warrants, and that all such resolutions are still in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement.

Section 6.2 The Facility Increase Closing.

(a) The Facility Increase Closing. The purchase and sale of the Facility Increase Warrants shall take place at a closing (the “Facility Increase Closing”) to be held remotely, via electronic mail on the first date on or following the date the Maximum Committed Amount under the Credit Agreement is increased to $300,000,000 or such other date as the Company and the Investors may mutually agree (the “Facility Increase Closing Date”).

(b) Deliveries. At the Facility Increase Closing, the Company will deliver to each Investor (i) duly executed Facility Increase Warrants in accordance with Section 2.2, (ii) a written opinion of King & Spalding, LLP, counsel to the Company, in form and substance reasonably acceptable to the Investors, (iii) a certificate of the Secretary or an Assistant Secretary of the Company, dated the Initial Closing Date and certifying: (1) that attached thereto is a true and complete copy of the Bylaws as in effect on the date of such certification; (2) that attached thereto is a true and complete copy of the Certificate of Incorporation as in effect on the date of such

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certification; (3) that attached thereto is a certificate of the Secretary of State dated as of a recent date as to the due incorporation and good standing of the Company and listing all documents of the Company on file with the Secretary of State; and (4) that attached thereto is a true and complete copy of resolutions adopted by the Board authorizing the execution, delivery and performance of the Transaction Agreements, the issuance, sale, and delivery of the Facility Increase Warrants, and that all such resolutions are still in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement, and (iv) a certificate of a duly authorized officer, dated the Facility Increase Closing Date, to the effect that (1) the representations and warranties of the Company contained in Article III are true and correct in all material respects at and as of the Facility Increase Closing Date as if made at and as of the Facility Increase Closing Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); provided that, if a representation or warranty is qualified as to materiality or Material Adverse Effect, for purposes of this clause (iv), such representation or warranty shall be true and correct in all respects), and (2) each of the conditions in Section 6.2(c) has been satisfied.

(c) Conditions. The obligation of each Investor to purchase or otherwise acquire its Facility Increase Warrants at the Facility Increase Closing shall be subject to satisfaction or waiver of the following conditions at and as of the Facility Increase Closing:

(i) The Credit Agreement shall be in full force and effect, the Company shall have satisfied all conditions precedent to the effectiveness of the Credit Agreement and the obligation of the Lenders to make a Credit Extension set forth in Section 3 of the Credit Agreement, and no Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

(ii) The New York Stock Exchange shall have approved the listing of the Warrant Shares and the Put Settlement Shares, subject to notice of official issuance.

(iii) Trading in the Common Shares shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Facility Increase Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Investors, makes it impracticable or inadvisable to purchase the Initial Warrants at the Facility Increase Closing.

(iv) The Maximum Committed Amount under the Credit Agreement has been increased to $300,000,000.

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ARTICLE VII

MISCELLANEOUS

Section 7.1 Expenses.

(a) The Company shall pay all reasonable out-of-pocket costs and expenses, including reasonable attorneys’ fees and fees, costs and expenses of accountants, advisors and consultants, incurred by the Investors and their counsel in connection with (i) the investigation of the Company and the negotiation, preparation and administration of the Transaction Agreements, (ii) any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated thereby shall be consummated), or (iii) any dispute or Proceeding in respect to the enforcement of the Investors’ rights under or related to any of the Transaction Agreements in which any Investor is the prevailing party.

(b) The provisions of this Section 7.1 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the invalidity or unenforceability of any term or provision of this Agreement, or any investigation made by or on behalf of the Investors. All amounts due under this Section 7.1 shall be payable on written demand therefor.

Section 7.2 Severability. In the event any one or more of the provisions contained in this Agreement be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.3 Notices. Notices and other communications provided for herein shall be in writing and shall be delivered in the manner set forth in the Warrants.

Section 7.4 Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Any amendment or waiver effected in accordance with this Section 7.4 shall be binding on all parties hereto and each of their respective successors and assigns.

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Section 7.5 Survival of Agreement. All covenants, agreements, representations and warranties made by the Company herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Investors and shall survive the execution and delivery of this Agreement and the Closing, regardless of any investigation made by any Investor or on its behalf.

Section 7.6 Cumulative Remedies. The rights and remedies provided in this Agreement are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

Section 7.7 Enforcement of Agreement. Each party hereby acknowledges that the rights of each party to consummate the transactions contemplated hereby are special, unique and of extraordinary character and that, in the event that any party violates or fails or refuses to perform any covenant or agreement made by it herein, the non-breaching party could (i) be without an adequate remedy at law and (ii) suffer irreparable damage. In the event that any party violates or fails or refuses to perform any covenant or agreement made by such party herein, the non-breaching party or parties may, subject to the terms hereof and in addition to any remedy at law for damages or other relief to which such party may be entitled, seek to institute and prosecute an action in any court of competent jurisdiction to enforce specific performance of such covenant or agreement or seek any other injunctive or equitable relief, without posting any bond or other undertaking.

Section 7.8 Entire Agreement. The Transaction Agreements, the Credit Agreement, the First Amendment and all agreements and instruments contemplated thereby constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

Section 7.9 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than of the State of New York.

Section 7.10 Submission to Jurisdiction; Consents to Service of Process.

(a) Any Proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in the federal courts of the United States of America or the courts of the State of New York in each case located in New York City, Borough of Manhattan, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any Proceeding brought in any such court has been brought in an inconvenient forum.

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(b) Each party irrevocably consents to service of process in the manner provided for notices in Section 7.3. Nothing in this Agreement will affect the right of any party to serve process in any other manner permitted by law.

Section 7.11 Waiver of Jury Trial. Each party acknowledges and agrees that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 7.12 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 7.13 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 7.14 Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and permitted assigns of such party; and all covenants, promises and agreements by or on behalf of the parties hereto that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Other than in the case of any Change of Control (as defined in the Warrants), the Company shall not assign or delegate any of its rights or duties hereunder without the prior written consent of each Investor, and any attempted assignment without such consent shall be null and void; provided that no assignment or delegation of the Company’s rights or duties hereunder shall relieve the Company from any of its obligations hereunder without the prior written consent of each Investor. The Investors may assign their rights under this Agreement to any of its Affiliates or to any other Lender.

Section 7.15 No Strict Construction. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

Section 7.16 Replacement of Warrant on Loss. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of an Investor shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense shall execute and deliver to any Investor, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated or destroyed; provided, that, in the case of mutilation, no indemnity shall be required if a Warrant in identifiable form is surrendered to the Company for cancellation.

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Section 7.17 No Third-party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 7.18 Interpretation. Any provision of this Agreement that refers to the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation.” All references to this Agreement or any other agreement include, whether or not expressly referenced, the exhibits, annexes, and schedules attached hereto or thereto, and such exhibits, annexes and schedules shall be construed with, and as an integral part of, this Agreement or such other agreement to the same extent as if they were set forth verbatim herein or therein. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” when used in this Agreement is not exclusive. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Unless otherwise expressly indicated, any agreement, instrument, law or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument, or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns. All references to “dollars” or “$” in this Agreement shall mean United States Dollars. All accounting terms used and not defined herein have the respective meanings given to them under GAAP. The words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all assets, real and personal, tangible and intangible. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and the other agreements and documents contemplated herein. In the event that any claim is made by any Person relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular Person or its counsel.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

F45 TRAINING HOLDINGS INC.

By:	/s/ Adam Gilchrist
Name: Adam Gilchrist
Title: Chief Executive Officer

INVESTORS:

DRAWBRIDGE DSO SECURITIES LLC, a Delaware limited liability company

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

FORTRESS LENDING III HOLDINGS L.P., a Cayman Islands exempted limited partnership

By: Fortress Lending Advisors III LLC, its investment manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

FORTRESS LENDING FUND II MA-CRPTF LP, a Delaware limited partnership

FLF II MA-CRPTF Advisors LLC, its investment manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

FORTRESS LENDING II HOLDINGS L.P., a Cayman Islands exempted limited partnership

By: Fortress Lending Advisors II LLC, its investment manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[Signature Page to Warrant Purchase Agreement (F45)]

EXHIBIT A

Form of Immediately Exercisable Warrant

See attached.

Final Form

WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF, OR OTHERWISE PURSUANT TO, THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE SECURITIES ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT, INCLUDING PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR PURSUANT TO A PRIVATE SALE EFFECTED UNDER SECTION 4(a)(7) OF THE SECURITIES ACT OR APPLICABLE FORMAL OR INFORMAL SEC INTERPRETATION OR GUIDANCE, SUCH AS A SO-CALLED “4[(a)](1) AND A HALF SALE.” NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

THE HOLDER AND ANY ASSIGNEE OF THE HOLDER, BY ACCEPTANCE OF THIS WARRANT, ACKNOWLEDGE AND AGREE THAT, BY REASON OF THE PROVISIONS OF THIS WARRANT, THE NUMBER OF WARRANT SHARES AVAILABLE FOR PURCHASE HEREUNDER AT ANY GIVEN TIME MAY BE LESS THAN THE AMOUNT STATED HEREIN.

F45 TRAINING HOLDINGS INC.

WARRANT

Issue Date: [___], 202[__]

This Warrant, dated as of [__], 202[    ], is between F45 Training Holdings Inc. (the “Company”) and ________________ (together with its permitted successors or assigns, the “Holder”).

FOR VALUE RECEIVED, the Company hereby certifies that the Holder, or its registered assigns, is entitled to purchase from the Company ______________(___) fully paid and non-assessable Common Shares (as defined herein) at a purchase price of $16.00 per Common Share (the “Exercise Price”), all subject to the terms, conditions and adjustments set forth below in this Warrant. This Warrant is being issued (i) pursuant to the Warrant Purchase Agreement, dated as of May 13, 2022, between the Company and the Holder (the “Warrant Purchase Agreement”) and (ii) in connection with a certain Credit Agreement, dated as of May 13, 2022, by and among the Company, F45 SPV Finance Company, LLC, a Delaware limited liability company, as borrower, F45 Intermediate Holdco, LLC, a Delaware limited liability company, as originator, and Fortress Credit Corp., as administrative agent, as collateral agent, and a lender (as such agreement may be amended, supplemented or otherwise modified from time to time, the “SPV Credit Agreement”). Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Warrant Purchase Agreement.

1. Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Aggregate Exercise Price” means, with respect to each exercise of this Warrant, an amount equal to (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 3 hereof, times (b) the Exercise Price.

“Aggregate Put Price” means an amount equal to (a) the Put Option Percentage, times (b) the Put Option Amount.

“Attribution Parties” has the meaning set forth in Section 12.

“Average VWAP” for the Common Shares over a certain period means the arithmetic average of the VWAP per Common Share on each Trading Day during such period (subject to appropriate adjustment to reflect any stock split, stock combination, reclassification, payment of stock dividend, recapitalization or other similar transaction of such character that the Common Shares shall be changed into or become exchangeable for a larger or small number of shares that occurs during such period).

“Beneficial Ownership Limitation” has the meaning set forth in Section 12.

“Business Day” means any day, except a Saturday, Sunday or legal holiday, on which commercial banking institutions in the city of New York, New York are authorized or obligated by law or executive order to close; provided, however, for clarification, bank institutions shall not be deemed to be authorized or obligated by law or executive order to remain closed due to “stay at home,” “shelter-in-place,” “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in the City of New York generally are open for use by customers on such day.

“Buy-In” has the meaning set forth in Section 3(d).

“Cashless Exercise” has the meaning set forth in Section 3(b).

“Change of Control” means any of the following:

(a) the acquisition, in one transaction or series of related transactions, by any person (or group of persons acting in concert) of beneficial ownership of (i) 50% or more of the voting equity securities of the Company or (ii) equity securities which otherwise entitle such person or group to elect a majority of the members of the Company’s board of directors; or

(b) the consummation by the Company of any consolidation, stock exchange or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization after which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, continue to hold a majority of the voting power of the surviving entity in substantially the same proportions (or, if the surviving entity is a wholly-owned subsidiary, its parent) immediately after such consolidation, merger or reorganization; or

(c) the consummation by the Company of the sale or other disposition of all or substantially all of its assets to any entity or person that is not controlled by or under common control with the Company.

“Common Shares” means the common stock, par value $0.00005 per share, of the Company, and any common stock into which such common stock shall have been converted, exchanged or reclassified following the date hereof.

“Company” has the meaning set forth in the preamble.

“Convertible Securities” means all warrants (including the Warrants), rights, options, evidence of indebtedness and securities (other than Options) that are directly or indirectly convertible into or exchangeable or exercisable for Common Shares or any other common equity securities of, or similar rights in, the Company, either immediately or upon the arrival of a specified date or the happening of a specified event.

“DTC” has the meaning set forth in Section 3(c).

“DWAC” has the meaning set forth in Section 3(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exercise Date” means, except as provided for in Section 3(g), for any given exercise of this Warrant, (i) the date on which the Exercise Notice in respect of such exercise is delivered to the Company, if delivered at or before 6:00 p.m. (New York City time) on a Trading Day and (ii) the first Trading Day after such Exercise Notice is delivered, if delivered after 6:00 p.m. (New York City time) on a Trading Day or at any time on a day other than a Trading Day.

“Exercise Period” has the meaning set forth in Section 2(a).

“Exercise Price” has the meaning set forth in the preamble.

“Fair Market Value” of the Common Shares means, as of any particular date: (a) if traded on a national securities exchange, the Average VWAP for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately prior to such date of valuation; (b) if quoted on the OTC Bulletin Board or an over the counter market operated by OTC Markets

Group, Inc. or its successor, the Average VWAP for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately prior to such date of valuation; and (c) if neither (a) nor (b) applies, the Fair Market Value shall be the value thereof, as agreed upon by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses such as the Company and jointly selected in good faith by the Company and the Holder. Fees and expenses of the valuation firm shall be paid for by the Company.

“Fortress” means, collectively, Fortress Investment Corp. and its Affiliates, including the Holder.

“Fully Diluted Shares Outstanding” means, as of any date of determination, all of the outstanding Common Shares on a fully-diluted basis giving effect to the exercise, conversion or exchange of all Convertible Securities and Options, in each case, outstanding as of the such date; provided, that Common Shares or other Options or Convertible Securities that may be issued in the future pursuant to promotional agreements with third-parties shall not be considered in calculating Fully Diluted Shares Outstanding until such time that such Common Shares, Options or other Convertible Securities are actually issued.

“Holder” has the meaning set forth in the preamble.

“IRS” means the United States Internal Revenue Service.

“Loans” has the meaning set forth in the SPV Credit Agreement.

“Maximum Committed Amount” has the meaning set forth in the SPV Credit Agreement.

“Options” means any rights, warrants or options to subscribe for or purchase Common Shares, other common equity securities of, or similar rights in, the Company, or Convertible Securities.

“Organizational Documents” means the certificate or articles of incorporation, bylaws or other organizational or charter documents of the Company.

“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.

“Pro Rata Repurchase” means any purchase of Common Shares by the Company or any subsidiary thereof pursuant to (A) any tender offer or exchange offer subject to Section 13(e) of the Exchange Act, or (B) any other offer made to substantially all holders of Common Shares, in each case whether for cash, shares of capital stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property, or any combination thereof, effected while this Warrant is outstanding; provided, however, that, for the avoidance of doubt, “Pro Rata Repurchase” shall not include any open market repurchase, including any purchase of shares by the Company or any subsidiary thereof made in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act. The “Effective Date” of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

“Put Notice” has the meaning set forth in Section 5(b).

“Put Option” has the meaning set forth in Section 5(a).

“Put Option Amount” means an amount that represents the original Holder’s Percentage Share (as defined in the Warrant Purchase Agreement) of $2,500,000.

“Put Option Closing Date” has the meaning set forth in Section 5(c).

“Put Option Exercise Date” has the meaning set forth in Section 5(b).

“Put Option Percentage” means a fraction, expressed as a percentage, (x) the numerator of which shall be the number of Warrant Shares issuable upon exercise of this Warrant on the Put Exercise Date and (y) the denominator of which shall be the number of Warrant Shares issuable upon exercise of this Warrant on the date of issuance of this Warrant.

“Put Option Settlement Deadline” has the meaning set forth in Section 5(c).

“Put Settlement Shares” shall have the meaning set forth in Section 11(a).

“Reduction Shares” has the meaning set forth in Section 12.

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of May 13, 2022, by and among the Company and the other Persons party thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Share Delivery Failure” has the meaning set forth in Section 3(d).

“Standard Settlement Period” means, as of any date of determination, the standard settlement period for equity trades effected by U.S. broker-dealers, expressed in a number of Trading Days, as in effect on the applicable date.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Failure” has the meaning set forth in Section 3(d).

“Share Issuance Cap” has the meaning set forth in Section 6.

“Share Issuance Cap Excess Amount” has the meaning set forth in Section 5(c).

“Share Settlement Amount” means a number of Common Shares equal to the quotient of (x) the dollar amount of the Aggregate Put Price divided by (y) the Fair Market Value of the Common Shares as of the Put Option Exercise Date.

“SPV Credit Agreement” has the meaning set forth in the preamble.

“Successor Entity” has the meaning set forth in Section 4(a).

“Trading Day” means a day during which trading in securities generally occurs on the principal other national or regional securities exchange on which the Common Shares are then listed or, if the Common Shares are not listed on a national or regional securities exchange, on the principal other market on which the Common Shares are then traded. If the Common Shares are not so listed or traded, “Trading Day” means a Business Day.

“Transfer Agent” has the meaning set forth in Section 3(c).

“Unrestricted Conditions” has the meaning set forth in Section 11(b).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Shares are then listed or quoted on a national securities exchange, the daily volume weighted average price per Common Share for such date (or the nearest preceding date) on the principal trading market on which the Common Shares are then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. New York City time to 4:02 p.m. New York City time); or (b) if the Common Shares are quoted on any one or more of the OTC Bulletin Board, or the other OTC markets, including the OTCQX, OTCQB and OTC Pink markets, the volume weighted average price of the Common Shares for such date (or the nearest preceding date) on the OTC Bulletin Board; provided that in each case where Bloomberg L.P. data is being relied upon, the Holder shall provide to the Company a copy of such information for the Company’s records.

“Warrant” means this Warrant and all warrants issued in substitution for this Warrant.

“Warrant Exercise Notice” has the meaning set forth in Section 3(a).

“Warrant Purchase Agreement” has the meaning set forth in the preamble.

“Warrant Shares” means the Common Shares issued or issuable upon exercise of this Warrant.

2. Term of Warrant. Subject to the terms and conditions hereof, at any time, or from time to time, after the date hereof and until 6:00 p.m. (New York City time) on [__], 202[_]1 (the “Exercise Period”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein).

3. Exercise of Warrant.

(a) Exercise Procedure. Subject to the Share Issuance Cap, this Warrant may be exercised in whole or in part at any time and from time to time during the Exercise Period by delivering to the Company (by electronic mail or otherwise in accordance with Section 15) written notice of such exercise in the form attached hereto as Exhibit A (the “Warrant Exercise Notice”). Payment of the Aggregate Exercise Price will be made by a Cashless Exercise in accordance with Section 3(b). In the event that this Warrant has not been exercised in full and the Holder shall not

[1]	To be the date that is seventh anniversary of the Issue Date.

have delivered a Warrant Exercise Notice by 6:00 p.m. (New York City Time) on the last day of the Exercise Period, the Holder shall be deemed to have exercised the purchase rights represented by this Warrant in full as a Cashless Exercise as of 5:59 p.m. (New York City time) on such last day (regardless of whether such day is a Trading Day or a Business Day).

(b) Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made by the Company withholding a number of Warrant Shares then issuable upon exercise of this Warrant with an aggregate Fair Market Value as of the Exercise Date equal to such Aggregate Exercise Price (a “Cashless Exercise”). In the event of any withholding of Warrant Shares where the number of Warrant Shares whose value is equal to the Aggregate Exercise Price is not a whole number, the number of Warrant Shares withheld by or surrendered to the Company shall be rounded up to the nearest whole Common Share and the Company shall make a cash payment to the Holder (by delivery of a certified or official bank check or by wire transfer of immediately available funds) based on the incremental fraction of a Common Share being so withheld by or surrendered to the Company in an amount equal to (x) such incremental fraction of a Common Share being so withheld or surrendered times (y) the Fair Market Value per Common Share as of the Exercise Date.

(c) Delivery of Warrant Shares. In the event of any exercise of the purchase rights represented by this Warrant in accordance with the terms hereof, the Company shall deliver the Warrant Shares (x) in the case of an exercise at a time when any of the Unrestricted Conditions is met as of the Exercise Date, by causing the Company’s designated transfer agent (“Transfer Agent”) to electronically transmit the Warrant Shares issuable upon such exercise to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company (“DTC”), through its Deposit/Withdrawal at Custodian (“DWAC”) system, as specified in the relevant Warrant Exercise Notice no later than two (2) Trading Days (or, if less, the number of Trading Days comprising the Standard Settlement Period) after the relevant Exercise Date, or (y) in the case of an exercise at a time when the Warrant Shares issuable upon such exercise are required to bear a restrictive legend pursuant to Section 11(b) because none of the Unrestricted Conditions is met in respect thereof, no later than five (5) Trading Days after the relevant Exercise Date, by providing evidence of the entry into the books and records (in book-entry format) of the Transfer Agent the number of Warrant Shares so purchased, in the name of the Holder. Upon the exercise of this Warrant or any part hereof, the Company shall, at its own cost and expense, take all necessary action, including obtaining and delivering an opinion of counsel, if applicable, to assure that the Transfer Agent shall transmit to the Holder in accordance with this Section 3(c) the number of Warrant Shares issuable upon such exercise. The Company warrants that no instructions other than these instructions have been or will be given to the Transfer Agent and that the Warrant Shares will be free-trading and freely transferable if any of the Unrestricted Conditions is met. Upon the delivery of a Warrant Exercise Notice in accordance with Section 3(a), the Holder shall be deemed for all purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s or its designee’s DTC account or the date that the Company has provided evidence of the entry into the books and records (in book-entry format) of the Transfer Agent the number of Warrant Shares so purchased, in the name of the Holder, as the case may be. The Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and this Warrant has been exercised in full, in which case the Holder shall surrender this Warrant to the Company for cancellation within three (3)

Trading Days following the date the final Warrant Exercise Notice is delivered to the Company. Execution and delivery of a Warrant Exercise Notice with respect to a partial exercise shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the remaining number of Warrant Shares. The Holder and any assignee of the Holder, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated herein.

(d) Compensation for Failure to Timely Deliver Warrant Shares Upon Exercise. Except as set forth in this Section 3(d), if the Company shall fail for any reason or for no reason to, prior to 5:00 p.m. (New York City time) on the applicable Warrant Share delivery date, issue and deliver to the Holder the number of Warrant Shares to which the Holder is entitled upon the exercise of this Warrant in the manner specified in the applicable Warrant Exercise Notice (a “Share Delivery Failure”), then the Company shall, in addition to any other remedies under this Warrant or otherwise available to the Holder, including any indemnification under the Warrant Purchase Agreement, pay as partial liquidated damages (but not as a penalty) in cash to the Holder on each day after the expiration of such Standard Settlement Period that such Warrant Shares are not issued and delivered to the Holder an amount equal to the 1.0% of the product of (A) the number of Common Shares not issued to the Holder on or prior to the applicable Warrant Share delivery date and (B) the VWAP of the Common Shares on applicable Warrant Share delivery date. Notwithstanding the foregoing, if solely as a result of the actions, or inaction, by the Transfer Agent, as certified by the Company to the Holder in good faith, the Company shall fail to issue and deliver to the holder any applicable Warrant Shares prior to 5:00 p.m. (New York City time) on an applicable Warrant Share delivery date, then no Share Delivery Failure shall be deemed to have occurred as long as the Company continues to use reasonable best efforts to cause the Transfer Agent to promptly issue and deliver any such Warrant Shares.

(e) Buy-In. In addition to any other rights available to the Holder (except as set forth below in this Section 3(e)), if there is a Share Delivery Failure, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, Common Shares to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Common Shares so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of Common Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Shares having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Shares with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The

Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Common Shares upon exercise of the Warrant as required pursuant to the terms hereof.

(f) Fractional Warrant Shares. The Company shall not be required to issue fractional Warrant Shares upon exercise of any Warrant. As to any fraction of a Common Share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay to the Holder an amount in cash (by delivery of a certified or official bank check or by wire transfer of immediately available funds) equal to (i) such fraction times (ii) the Fair Market Value of one Common Share on the Exercise Date.

(g) Conditional Exercise. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a sale of the Company (pursuant to a merger, sale of Common Shares, or otherwise), such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction and the Exercise Date shall be deemed to be the date of consummation of such transaction.

(h) Reservation of Common Shares. The Company shall at all times reserve and keep available Common Shares or other securities constituting Common Shares, solely for the purpose of issuance pursuant to this Warrant, the maximum number of Warrant Shares issuable from time to time pursuant to this Warrant (whether upon the exercise of the purchase right hereunder, exercise of the Holder’s rights under Section 5 or otherwise). The Company shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Common Shares upon the exercise of this Warrant or the exercise of the Holder’s rights under Section 5.

4. Effect of Certain Events on Common Shares.

(a) Adjustment to Common Shares Upon a Change of Control. In the event of any Change of Control, the holder of this Warrant will be entitled to receive in regards to any Warrant Shares not yet purchased pursuant to each Warrant, an amount, in cash, securities or other assets (as applicable) equal to the difference between the exercise price for such Common Share and the amount, in cash, securities or other assets (as applicable) per Common Share that the holder would have received upon consummation of the Change of Control if the Holder were the record owner of all of the Warrant Shares then issuable upon exercise of the Warrant (assuming the Exercise Price had been satisfied in cash, without the need to withhold Common Shares in a Cashless Exercise and without regard to the Beneficial Ownership Limitation or any other limitations on exercise herein or elsewhere and without regard to whether or not a sufficient number of shares are authorized, reserved and available to effect any such exercise and issuance) immediately prior to such event or the record date for determining stockholders entitled to receive proceeds thereof, if applicable. The Company shall cause any successor entity in a Change of Control in which the Company is not the survivor as the parent entity (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the Registration Rights Agreement in accordance with the provisions hereof and thereof pursuant to written agreements in form and substance reasonably satisfactory to the board of directors of the Company at or prior to such Change of Control. Upon the occurrence of any such Change of Control, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Change of Control, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the Registration Rights Agreement with the same effect as if such Successor Entity had been named as the Company herein and therein.

(b) Adjustment to Common Shares Upon a Subdivision or Reclassification. If the Company subdivides the outstanding Common Shares by reclassification, capital reorganization or otherwise into a greater number of shares or other assets or securities, each Warrant shall remain outstanding and thereafter, in lieu of or in addition to (as the case may be), the number of Warrant Shares purchasable hereunder shall be proportionately increased and adjusted (and the Exercise Price shall be proportionately decreased) such that each Warrant shall be exercisable for the kind and number of Common Shares or other securities or assets resulting from such transaction to which the Holder would have been entitled upon such transaction if the Holder had exercised such Warrant in full immediately prior to the consummation of such transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to ensure that the provisions of this Warrant shall thereafter be applicable, as nearly as possible, to any Common Shares, securities or assets thereafter acquirable upon exercise of this Warrant. If the outstanding Common Shares are combined or consolidated, by reclassification, capital reorganization or otherwise, into a lesser number of shares, the number of Warrant Shares purchasable hereunder shall be proportionately decreased (and the Exercise Price shall be proportionately increased). Any adjustment under this Section 4(b) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend or distribution. The provisions of this Section 4(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions.

(c) Distributions. Subject to the provisions of Section 4(a) and Section 4(b), as applicable, if the Company, at any time or from time to time, makes or declares, or fixes a record date for the determination of holders of Common Shares entitled to receive, a distribution payable in securities of the Company, cash or other property, then, and in each such event, the Holder, as the holder of this Warrant, shall be entitled to receive any such dividend or distribution, other than a dividend or distribution resulting in an adjustment pursuant to Section 4(b), to the same extent as if the Holder had exercised this Warrant in full (assuming the Exercise Price had been satisfied in cash, without the need to withhold Common Shares in a Cashless Exercise and without regard to the Beneficial Ownership Limitation or any other limitations on exercise herein or elsewhere and without regard to whether or not a sufficient number of shares are authorized, reserved and available to effect any such exercise and issuance) and had held such Warrant Shares on the record date for such dividend or distribution (or, if there is no record date therefor, on the date of such dividend or distribution). Payments or distributions under this Section 4(b) shall be made concurrently with the dividend or distribution to holders of the Common Shares.

(d) Certain Repurchases of Common Shares. In case the Company effects a Pro Rata Repurchase of Common Shares, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the Effective Date of such Pro Rata Repurchase by a fraction of which the numerator shall be (i) the product of (x) the number of Common Shares outstanding immediately prior to such Pro Rata Repurchase and (y) the Fair Market Value of a Common Share on the Trading Day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate value of all cash and any other consideration (as determined by the Company in good faith) paid or payable for shares purchased in such Pro Rata Repurchase, and of which the denominator shall be the product of (x) the number of Common Shares outstanding immediately prior to such Pro Rata Repurchase minus the number of Common Shares so repurchased and (y) the Fair Market Value per Common Share on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase. In such event, the number of Warrant Shares available for purchase hereunder shall be increased to the number obtained by dividing (i) the product of (x) the number of Warrant Shares available for purchase hereunder before such adjustment, and (y) the Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (ii) the new Exercise Price determined in accordance with the immediately preceding sentence.

(e) Certificate as to Adjustment. As promptly as reasonably practicable following any adjustment pursuant to the provisions of Section 4, but in any event not later than two (2) Business Days thereafter, the Company shall furnish to the Holders a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof. As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than ten (10) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the amount of other Warrant Shares, securities or assets then issuable upon exercise of the Warrant.

(f) Notices. In the event:

(i) that the Company shall take a record of the holders of its Common Shares (or other securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any extraordinary distribution described under Section 4(c);

(ii) of any Change of Control;

(iii) of any subdivision or reclassification as described in Section 4(b); or

(iv) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company shall send or cause to be sent to the Holder at least ten (10) calendar days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such distribution, and a description of such distribution, or (B) to the extent known, the effective date on which such Change of Control, subdivision, reclassification, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Shares (or such other securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their Common Shares (or such other securities) for securities or other property deliverable upon such Change of Control, subdivision, reclassification, dissolution, liquidation or winding-up , and the amount per Common Share and character of such exchange applicable to the Warrant and the Warrant Shares.

5. Put Option

(a) Subject to the limitations provided in this Section 5, the Holder shall have the right (the “Put Option”), but not the obligation, to sell to the Company, all, but not less than all, of the remaining purchase rights then represented by this Warrant for a price equal to the Aggregate Put Price. The Put Option may be exercised at any time during the Exercise Period. For the avoidance of doubt, the Put Option shall be forfeited upon the exercise of this Warrant in full pursuant to Section 3.

(b) The Put Option may be exercised only by the Holder delivering written notice of exercise to the Company in the form attached as Exhibit C hereto (the “Put Notice”). Upon delivery of the Put Notice (the date of such delivery, the “Put Option Exercise Date”), the Company shall be obligated to purchase from the Holder and cancel, and the Holder shall be obligated to sell to the Company, this Warrant by the Put Option Settlement Deadline (as defined below). For the avoidance of doubt, the Put Option Closing Date may occur after the Exercise Period (and the purchase and sale of this Warrant in accordance with a Put Notice may be consummated following the Exercise Period), provided that the Put Notice is delivered prior to 6:00 p.m. (New York City time) on the last date of the Exercise Period.

(c) If the Put Option is exercised, the closing of the required purchase and sale of this Warrant shall occur (x) if the Put Option is settled in cash, on the tenth (10th) Business Day following the delivery of the Put Notice or on such other date as may be mutually agreed between the Company and the Holder and (y) if the Put Option is settled by delivery of Common Shares, no later than two (2) Trading Days (or, if less, the number of Trading Days comprising the Standard Settlement Period) after the relevant Put Option Exercise Date (the “Put Option Settlement Deadline” and the date settlement of the Put Option occurs, the “Put Option Closing Date”). The Aggregate Put Price shall be payable on the Put Option Closing Date, as follows:

i.

if the Put Notice is delivered within twelve (12) months after the date hereof, subject to the Share Issuance Cap and the Beneficial Ownership Limitation, by delivery of a number of Common Shares equal to the Share Settlement Amount and, if required pursuant to this Section 5(c), payment, in cash, of the Share Issuance Cap Excess Amount; or

ii.

if the Put Notice is delivered at any time following the date that is twelve (12) months following the date hereof, (y) in cash or (z) at the Holder’s election, subject to the Share Issuance Cap and the Beneficial Ownership Limitation, by delivery of a number of Common Shares equal to the Share Settlement Amount and, if required pursuant to this Section 5(c), payment, in cash, of the Share Issuance Cap Excess Amount.

Upon any exercise of the Put Option during the twelve month period immediately following the date of issuance or otherwise in connection with the Holder’s election of a settlement in Common Shares, the Company shall issue the maximum number of Common Shares that may be issued without exceeding either of the Share Issuance Cap or the Beneficial Ownership Limitation, and the portion of the Aggregate Put Price in excess of the Fair Market Value of the Common Shares so delivered (such excess, the “Share Issuance Cap Excess Amount”) shall be satisfied in cash.

6. Share Issuance Cap. Notwithstanding anything to the contrary contained herein, the Company shall not, and shall not be required to, issue any Common Shares pursuant to this Warrant (whether upon the exercise of the purchase right hereunder, exercise of the Holder’s rights under Section 5 or otherwise) if the issuance of such Common Shares together with any previous issuances of Common Shares pursuant to this Warrant and each other warrant issued pursuant to the Warrant Purchase Agreement would cause the aggregate number of Common Shares issued or issuable pursuant to this Warrant and all of the other Warrants issued pursuant to the Warrant Purchase Agreement to exceed 18,857,319 Common Shares (subject to appropriate adjustment to reflect any stock split, stock combination, reclassification, payment of stock dividend, recapitalization or other similar transaction of such character that the Common Shares shall be changed into or become exchangeable for a larger or small number of share that occurs following the date hereof) (the “Share Issuance Cap”).

7. Transfer of Warrant. Subject to Section 11, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant to the Company at its then principal executive offices with a properly completed and duly executed Assignment Form in the form attached hereto as Exhibit B. Notwithstanding the foregoing, any such transferring Holder shall be liable for any and all taxes, fees and third party expenses incurred by the Company as a result of such transfer and the Holder shall pay the Company, in cash or by wire transfer of immediately available funds any amounts necessary to pay any such taxes, fees and third party expenses incurred by the Company in connection with the making of such transfer. Within three (3) Trading Days of such compliance, surrender and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, this Warrant, if properly assigned in accordance herewith, may be exercised by a new Holder for the purchase of Warrant Shares immediately upon such assignment without having a new Warrant issued.

8. Holder Not Deemed a Stockholder; Limitations on Liability. Except as provided in Section 4(c), the holder of this Warrant, as a holder of the Warrant, will not have any voting rights or other rights of a stockholder of the Company until exercise of this Warrant (at which time, the holder of this Warrant shall only have such rights as entitled to the Warrant Shares held thereby). Nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

9. Replacement of Warrant on Loss. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense shall execute and deliver to the Holder, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated or destroyed; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

10. No Impairment. The Company shall not amend its Organizational Documents or effectuate a reorganization or transfer of assets, in each case, with the sole intent to either impair the Holder’s rights hereunder or avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, and will at all times in good faith carry out all the provisions of this Warrant. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant.

11. Compliance with the Securities Act.

(a) Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees that until such time as any of the Unrestricted Conditions is met, this Warrant, the Warrant Shares and Common Shares issued in accordance with Section 5 (“Put Settlement Shares”), as applicable, may bear a restrictive legend in substantially the following form (and a stop-transfer order consistent therewith may be placed against transfer of such securities) (the “Securities Law Legend”):

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF, OR OTHERWISE PURSUANT TO, THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE SECURITIES ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT, INCLUDING PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR PURSUANT TO A PRIVATE SALE EFFECTED UNDER SECTION 4(a)(7) OF THE SECURITIES ACT OR APPLICABLE FORMAL OR INFORMAL SEC INTERPRETATION OR GUIDANCE, SUCH AS A SO-CALLED “4[(a)](1) AND A HALF SALE.” NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

(b) The Warrant Shares and any Put Settlement Shares (and any certificates or electronic book entries evidencing the Warrant Shares or Put Settlement Shares) shall not contain or be subject to (and Holder shall be entitled to removal of) any legend restricting the transfer thereof (including the Securities Law Legend) and shall not be subject to any stop-transfer (or any similar) instructions: (A) while a registration statement (including a Registration Statement, as defined in the Registration Rights Agreement) covering the sale or resale of such Warrant Shares or Put Settlement Shares is effective under the Securities Act, and the prospectus contained in such registration statement is current, and the Holder has provided customary paperwork in a form reasonably acceptable to the Company certifies (including by delivery of an Exercise Notice that includes such affirmation in substantially the form of the certification included in Exhibit A) to the effect that it has sold such Warrant Shares or Put Settlement Shares pursuant to such registration statement, (B) if the Holder provides customary paperwork in a form reasonably acceptable to the Company to the effect that it has sold such Warrant Shares or Put Settlement Shares pursuant to Rule 144 under the Securities Act, (C) if at any time on or after the date hereof that the Holder certifies (including by delivery of an Exercise Notice that includes such affirmation in substantially the form of the certification included in Exhibit A) that it is not an “affiliate” of the Company (as such term is used in Rule 144 under the Securities Act) and the Holder’s holding period for purposes of Rule 144 and subsection (d)(3)(iii) thereof with respect to such Warrant Shares or Put Settlement Shares is at least one year, or (D) if such Warrant Shares or Put Settlement Shares are otherwise expressly permitted to be sold to the public without registration under the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC) (collectively, the “Unrestricted Conditions”). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after any of the Unrestricted Conditions has been met with respect to all or a portion of the Warrant Shares or Put Settlement Shares, as applicable, if required by the Transfer Agent to effect the issuance of the applicable Warrant Shares without a restrictive legend or removal of the legend hereunder to the extent required or requested as set forth in the immediately following two sentences. If any of the Unrestricted Conditions is met at the time of issuance of the Warrant Shares or Put Settlement Shares, as applicable, then such Warrant Shares or Put Settlement Shares shall be issued free of all legends and stop-transfer instructions. The Company agrees that at such time as any of the Unrestricted Conditions is met or such legend is otherwise no longer required under this Section 10(b), it will, no later than the earlier of (x) two (2) Trading Days and (y) the number of Trading Days comprising the Standard

Settlement Period following the delivery by the Holder to the Company or the Transfer Agent of the Warrant Shares issued with a restrictive legend, deliver or cause to be delivered to the Holder or its designee this Warrant and/or the Warrant Shares or the Put Settlement Shares free from all restrictive and other legends (or similar notations) (in the case of the Warrant Shares, unless otherwise requested by the Holder, by crediting the account of the Holder’s prime broker with DTC, through its DWAC system). For purposes of Rule 144 under the Securities Act and subsection (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Warrant Shares issuable upon any exercise of this Warrant pursuant to a Cashless Exercise shall be deemed to have been acquired, and the holding period thereof shall be deemed to have commenced, on the date of original issuance of this Warrant and, accordingly, provided the time of such exercise is on or after [________]2, unless the Holder advises the Company that it is an affiliate of the Company at the time of such exercise, an Unrestricted Condition shall have been met at the time of such exercise pursuant to a Cashless Exercise and such Warrant Shares shall be issued without bearing or being subject to any restrictive legend. The Holder, by acceptance hereof, acknowledges and agrees that the removal of any restrictive legends from any securities as set forth in this Section 10(b) is predicated upon the Company’s reliance that the Holder will sell such securities pursuant to either the registration requirements of the Securities Act or an exemption therefrom, and that if such securities are sold pursuant to a registration statement, they will be sold while such registration statement is effective and available for resales of such securities (provided the Holder has not been informed by the Company that the prospectus that forms a part of the registration statement is not current), and in compliance with the plan of distribution set forth therein.

12. Holder’s Exercise Limitations. Notwithstanding anything to the contrary contained herein, the Company shall not effect any exercise of this Warrant or exercise of the Put Option that is to be settled through the issuance of Put Settlement Shares (a “Share Settled Put Exercise”) (or issue any Warrant Shares or Put Settlement Shares thereupon), and the Holder shall not have the right to exercise any portion of this Warrant or acquire Warrant Shares or effect a Share Settled Put Exercise or acquire Put Settlement Shares pursuant to Section 3, Section 5 or otherwise, to the extent that after giving effect to such exercise as contemplated by the applicable Warrant Exercise Notice or Put Notice, the Holder (together with the Holder’s Affiliates, and any other Persons whose beneficial ownership of Common Shares would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (including shares beneficially owned by any “group” of which the Holder is a member) (such Persons, “Attribution Parties”)), would beneficially own in excess of 9.9% of the total number of shares of Common Shares issued and outstanding (the “Beneficial Ownership Limitation”); provided, however, that the Beneficial Ownership Limitation shall only apply to the extent that the Common Shares are deemed to constitute an “equity security” pursuant to Rule 13d-1(i) promulgated under the Exchange Act. For purposes of the foregoing sentence, the number of Common Shares beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of Warrant Shares issuable upon exercise of this Warrant or Share Settled Put Exercise with respect to which such determination is being made, but shall exclude the number of Warrant Shares or Put Settled Shares which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties, (ii) exercise of the Put Option, and (iii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 12, beneficial ownership (including as a percentage of the issued and outstanding shares of Common Shares) shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 12 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Warrant Exercise Notice or Put Notice shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Attribution Parties) and of

[2]	Insert the date that is one year after the original issuance date.

which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 12, in determining the number of outstanding Common Shares, a Holder may rely on the number of outstanding Common Shares as reflected in (A) the Company’s most recent periodic or annual report filed with the SEC, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Company’s Transfer Agent setting forth the number of Common Shares outstanding. Upon the written request of a Holder, the Company shall within one (1) Business Day confirm in writing to the Holder the number of Common Shares then outstanding. If the Company receives a Warrant Exercise Notice or Put Notice from the Holder at a time when the actual number of outstanding Common Shares is less than the number of outstanding Common Shares reported by the Company in its then-most recent periodic report filed with the SEC, the Company shall (i) notify the Holder in writing of the number of Common Shares then outstanding and, to the extent that the issuance of Warrant Shares in accordance with such Warrant Exercise Notice or Put Settlement Shares in accordance with such Put Notice would otherwise cause the Holder’s and its Attribution Parties’ beneficial ownership, as determined in accordance with this Section 12 to exceed the Beneficial Ownership Limitation, the Holder shall notify the Company of a reduced number of Warrant Shares or Put Settlement Shares to be purchased or delivered pursuant to such Warrant Exercise Notice or Put Notice (the number of shares by which such purchase is reduced, the “Reduction Shares”) and (ii) (x) in the case of Warrant Shares, as soon as reasonably practicable, the Company shall return to the Holder any exercise price paid by the Holder for the Reduction Shares and (y) in the case of Put Settlement Shares, satisfy the delivery of such Reduction Shares in cash pursuant to the provisions of Section 5(c). In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Attribution Parties since the date as of which such number of outstanding Common Shares was reported. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 12 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant.

13. Certain Representations and Agreements. The Company represents, covenants and agrees:

(a) This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.

(b) All Warrant Shares issuable upon the exercise of this Warrant and all Put Settlement Shares issuable pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares or Put Settlement Shares, as applicable, are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company, and free from all taxes, liens and charges. As of the date of issuance of this Warrant, the Company has reserved from its authorized and unissued Common Shares, exclusively for issuance pursuant to the terms of this

Warrant, and from and after the date of Issuance of this Warrant the Company shall at all times reserve and keep available out of its authorized but unissued Common Shares solely for the purpose of issuance pursuant to the terms of this Warrant (whether upon the exercise of the purchase right hereunder, exercise of the Holder’s rights under Section 5 or otherwise), such number of Common Shares as shall from time to time be sufficient to effect the exercise of the purchase right or Put Option with respect to this Warrant in full (after giving effect to the Share Issuance Cap, but without giving effect to the Beneficial Ownership Limitation); and if at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the exercise of the purchase right or Put Option with respect to this Warrant in full, the Company will use reasonable best efforts to take such corporate action as may necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purpose.

(c) The Company shall take all such actions as may be necessary to ensure that all Warrant Shares and Put Settlement Shares are issued without violation of any applicable law or governmental regulation or any requirements of any securities exchange upon which shares of the Company’s capital stock may be listed at the time of such exercise.

(d) The Company will procure, subject to issuance or notice of issuance, the listing of any Warrant Shares issuable upon exercise of this Warrant and any Put Settlement Shares issued hereunder on the principal stock exchange on which the Common Shares are then listed or traded.

14. Warrant Register. The Company shall keep and properly maintain at its principal executive offices books for the registration of the Warrant and any transfers thereof. The Company may deem and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment or other transfer of the Warrant effected in accordance with the provisions of this Warrant.

15. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail (upon the sender’s receipt of an acknowledgement from the intended recipient such as by the “return receipt requested” function, if available, return electronic mail or other written acknowledgement) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 15).

If to the Company:	F45 Training Holdings Inc.
C/o F45 Training Incorporated
3601 S. Congress Ave., Building E
Austin, TX 78704
Attention: Legal Department
E-mail:

with a copy to:	King & Spalding LLP
1185 Avenue of the Americas
34th Floor
New York, NY 10036
Attention: W. Todd Holleman
Facsimile: (212) 556-2222
Telephone: (212) 556-2258
E-mail: tholleman@kslaw.com

If to the Holder:	Fortress Credit Co LLC
c/o Fortress Investment Group
1345 Avenue of the Americas, 46th Floor
New York, New York 10105
Attention: David Sharpe, Credit Operations
Facsimile:
Telephone:
Email:

with a copy to:	Fortress Credit Corp.
c/o Fortress Investment Group
1345 Avenue of the Americas, 46th Floor
New York, New York 10105
Attention: David Brooks, General Counsel
Facsimile:
Telephone:
E-mail:

16. Cumulative Remedies. Except to the extent expressly provided in Section 8 to the contrary, the rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

17. Equitable Relief. Each of the Company and the Holder acknowledge that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.

18. Tax Treatment.

(a)The Company shall pay all reasonable and documented out-of-pocket expenses in connection with, and all issuance, stamp and similar transfer taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of any Warrant Shares or Put Settlement Shares; provided, however, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to (i) the income, franchise or capital gain of the Holder, (ii) the issuance or delivery of the Warrant Shares or Put Settlement Shares to any Person other than the Holder, or (iii) the sale or transfer of the Warrant or Common Shares.

(b) The payment of any other amounts to the Holder pursuant to this Warrant shall be made without any deduction or withholding for any taxes, except as required by applicable law. To the extent that the Company is required to deduct or withhold any taxes pursuant to the previous sentence other than as a result of the Holder’s failure to provide the Company with an IRS Form W-9 or W-8 pursuant to the last sentence of this Section 18(b), the Company shall provide advance written notice of the Company’s intent to deduct and withhold and provide the Holder with an opportunity to establish an exemption or reduction in withholding to the extent permitted by applicable law, including through the provision of duly executed tax forms. To the extent that amounts are so withheld and paid over to the applicable Governmental Authority, such withheld amounts shall be treated for all purposes of this Warrant as having been paid to the person in respect of whom such deduction and withholding was made. The Holder of the Warrant, to the extent legally entitled to do so, shall deliver such documentation prescribed by applicable law or reasonably requested by the Company as will enable the Company to determine whether or not the Holder is subject to withholding or information reporting requirements; provided that the Holder shall provide the Company with a properly completed and executed IRS Form W-9 or W-8, as applicable, at the time of (or prior to) the issuance of this Warrant.

(c) The Company and the Holder acknowledge and agree that this Warrant and the Loan with respect to which this Warrant is issued are part of an “investment unit” within the meaning of Section 1273(c)(2) of the Internal Revenue Code of 1986, as amended (the “Code”). The Company and the Holder will agree for income tax purposes upon the allocation of the issue price of such investment unit (determined in accordance with Section 1273(c)(2) of the Code) between such Loan and this Warrant. The Company and the Holder agree to file all applicable tax returns in a manner consistent with such allocation and not to take any position on any tax return or in any tax proceeding that is inconsistent with such allocation, unless otherwise required by a contrary “determination” within the meaning of Section 1313 of the Code.

19. Entire Agreement. This Warrant, together with the Warrant Purchase Agreement, the Registration Rights Agreement and the SPV Credit Agreement, constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Warrant and the Warrant Purchase Agreement, the Registration Rights Agreement or the SPV Credit Agreement, the statements in the body of this Warrant shall control.

20. Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.

21. No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

22. Headings and Interpretation. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant. Unless the context otherwise requires, any reference in this Agreement to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. Unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time, and the word “including” shall be deemed to be followed by the words “without limitation.”

23. Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

24. Severability. If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.

25. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of New York.

26. Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Warrant or the transactions contemplated hereby may be instituted in the state or federal courts located in New York, New York, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

27. Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.

28. Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.

29. No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[Signature pages follow.]

IN WITNESS WHEREOF, the Company has duly executed this Warrant on the date first written above.

COMPANY:

F45 TRAINING HOLDINGS INC.

By:
Name:
Title:

[Signature Page for F45 Warrant]

Accepted and agreed,

HOLDER:

[_________________________]

By:
Name:
Title:	Authorized Signatory

[Signature Page for F45 Warrant]

EXHIBIT A

WARRANT EXERCISE NOTICE

[Holder Name]

The undersigned, [_____], pursuant to the provisions of the Warrant, hereby elects to purchase [_____] Warrant Shares covered by the Warrant.

The Warrant is exercised by means of the exercise provisions of Section 3(b) of the Warrant.

In connection with such exercise, the undersigned certifies that it [is][is not] an “affiliate” of the Company (as such term is used under Rule 144 of the Securities Act) as of the date of this Warrant Exercise Notice and [has][has not] been an “affiliate” of the Company at any point during the immediately preceding three months.

[In connection with such exercise, the undersigned certifies that it has sold such Warrant Shares pursuant to, and in compliance with the plan of distribution set forth in, the Registration Statement on Form S-[__], dated [__], registering the offer and sale of such Warrant Shares.]

The undersigned hereby directs that the Common Shares be registered as follows:

Please issue the Common Shares representing the applicable number of Warrant Shares issuable pursuant to the Warrant in the name of the undersigned and to the following address:

Issue to: ____________________________

Address: ____________________________

Email Address: ____________________________

DTC Details (if applicable): ____________________________

(Signature)
(Name)
(Title)
(Date)

EXHIBIT B

FORM OF TRANSFER

(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto [_____] the right represented by the attached Warrant to purchase [_____] Common Shares of F45 Training Holdings Inc. to which the attached Warrant relates, and appoints [_____] Attorney to transfer such right on the books of [_____], with full power of substitution in the premises.

Dated: [_____]

3                                                                                                        Address:

Signed in the presence of:

[3]	(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

EXHIBIT C

WARRANT PUT NOTICE

The undersigned, ______, pursuant to the provisions of the Warrant, hereby elects to exercise its Put Option with respect to [____] Warrant Shares covered by the Warrant.

The Put Option is exercised by means of the exercise provisions of Section 5(b) of the Warrant.

[The undersigned hereby elects to settle the Put Option exercise [in cash][in Put Settlement Shares]].4

[In connection with such exercise, the undersigned certifies that it [is][is not] an “affiliate” of the Company (as such term is used under Rule 144 of the Securities Act) as of the date of this Warrant Exercise Notice and [has][has not] been an “affiliate” of the Company at any point during the immediately preceding three months.

[In connection with such exercise, the undersigned certifies that it has sold such Warrant Shares pursuant to, and in compliance with the plan of distribution set forth in, the Registration Statement on Form S-[__], dated [__], registering the offer and sale of such Warrant Shares.]

The undersigned hereby directs that [__]5 Put Settlement Shares be registered as follows:

Please issue the Common Shares representing the applicable number of Put Settlement Shares issuable pursuant to the Put Option in the Warrant in the name of the undersigned and to the following address:

Issue to: _________________

Address: _________________

Email Address:_________________

DTC Details (if applicable):_______________]6

The undersigned hereby [further] directs the Company to wire $[__], representing the [Aggregate Put Price][the Share Issuance Cap Excess Amount] to the following:

Bank: [__]

[4]	Include only if Put Option is exercised after twelve (12) months of the date of the Warrant or the Vesting Date, as applicable
[5]

To equal the number of Common Shares equal to the quotient of (x) the Aggregate Put Price divided by (y) the Fair Market Value of the Common Shares as of date of the Put Notice (subject to the Share Issuance Cap and the Beneficial Ownership Limitation)

[6]

To be used if Put Option is exercised within twelve (12) months after the date of the Warrant or the Vesting Date, as applicable, or if the holder has elected settlement in Put Settlement Shares pursuant to the above

Routing number: [__]

FBO: [__]

Account number: [__]

Bank address: [__]

For further credit to: [__]]7

[_________________]

By:
Name:
Title:
Date:

[7]

To be used if (x) holder elects to settle the Put Option in cash above or (y) due to the Share Issuance Cap or the Beneficial Ownership Limitation, the Company must pay the Share Issuance Cap Excess Amount in cash

EXHIBIT B

Form of 50% Utilization Warrant

See attached.

Final Form

WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF, OR OTHERWISE PURSUANT TO, THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE SECURITIES ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT, INCLUDING PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR PURSUANT TO A PRIVATE SALE EFFECTED UNDER SECTION 4(a)(7) OF THE SECURITIES ACT OR APPLICABLE FORMAL OR INFORMAL SEC INTERPRETATION OR GUIDANCE, SUCH AS A SO-CALLED “4[(a)](1) AND A HALF SALE.” NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

THE HOLDER AND ANY ASSIGNEE OF THE HOLDER, BY ACCEPTANCE OF THIS WARRANT, ACKNOWLEDGE AND AGREE THAT, BY REASON OF THE PROVISIONS OF THIS WARRANT, THE NUMBER OF WARRANT SHARES AVAILABLE FOR PURCHASE HEREUNDER AT ANY GIVEN TIME MAY BE LESS THAN THE AMOUNT STATED HEREIN.

F45 TRAINING HOLDINGS INC.

WARRANT

Issue Date: [ ], 202[ ]

This Warrant, dated as of [__], 202[    ], is between F45 Training Holdings Inc. (the “Company”) and                         (together with its permitted successors or assigns, the “Holder”).

FOR VALUE RECEIVED, the Company hereby certifies that the Holder, or its registered assigns, is entitled to purchase from the Company a number of fully paid and non-assessable Common Shares that represents the original Holder’s Percentage Share (as defined in the Warrant Purchase Agreement (as defined below)) of 1.25% of the Fully Diluted Shares Outstanding on the Vesting Date (as defined below) at a purchase price of $16.00 per Common Share (the “Exercise Price”), all subject to the terms, conditions and adjustments set forth below in this Warrant. This Warrant is being issued (i) pursuant to the Warrant Purchase Agreement, dated as of May 13, 2022, between the Company and the Holder (the “Warrant Purchase Agreement”) and (ii) in connection with a certain Credit Agreement, dated as of May 13, 2022, by and among the Company, F45 SPV Finance Company, LLC, a Delaware limited liability company, as borrower, F45 Intermediate Holdco, LLC, a Delaware limited liability company, as originator, and Fortress

Credit Corp., as administrative agent, as collateral agent, and a lender (as such agreement may be amended, supplemented or otherwise modified from time to time, the “SPV Credit Agreement”). Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Warrant Purchase Agreement.

1. Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Aggregate Exercise Price” means, with respect to each exercise of this Warrant, an amount equal to (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 3 hereof, times (b) the Exercise Price.

“Aggregate Put Price” means an amount equal to (a) the Put Option Percentage, times (b) the Put Option Amount.

“Attribution Parties” has the meaning set forth in Section 12.

“Average VWAP” for the Common Shares over a certain period means the arithmetic average of the VWAP per Common Share on each Trading Day during such period (subject to appropriate adjustment to reflect any stock split, stock combination, reclassification, payment of stock dividend, recapitalization or other similar transaction of such character that the Common Shares shall be changed into or become exchangeable for a larger or small number of shares that occurs during such period).

“Beneficial Ownership Limitation” has the meaning set forth in Section 12.

“Business Day” means any day, except a Saturday, Sunday or legal holiday, on which commercial banking institutions in the city of New York, New York are authorized or obligated by law or executive order to close; provided, however, for clarification, bank institutions shall not be deemed to be authorized or obligated by law or executive order to remain closed due to “stay at home,” “shelter-in-place,” “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in the City of New York generally are open for use by customers on such day.

“Buy-In” has the meaning set forth in Section 3(d).

“Cashless Exercise” has the meaning set forth in Section 3(b).

“Change of Control” means any of the following:

(a) the acquisition, in one transaction or series of related transactions, by any person (or group of persons acting in concert) of beneficial ownership of (i) 50% or more of the voting equity securities of the Company or (ii) equity securities which otherwise entitle such person or group to elect a majority of the members of the Company’s board of directors; or

2

(b) the consummation by the Company of any consolidation, stock exchange or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization after which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, continue to hold a majority of the voting power of the surviving entity in substantially the same proportions (or, if the surviving entity is a wholly-owned subsidiary, its parent) immediately after such consolidation, merger or reorganization; or

(c) the consummation by the Company of the sale or other disposition of all or substantially all of its assets to any entity or person that is not controlled by or under common control with the Company.

“Common Shares” means the common stock, par value $0.00005 per share, of the Company, and any common stock into which such common stock shall have been converted, exchanged or reclassified following the date hereof.

“Company” has the meaning set forth in the preamble.

“Convertible Securities” means all warrants (including the Warrants), rights, options, evidence of indebtedness and securities (other than Options) that are directly or indirectly convertible into or exchangeable or exercisable for Common Shares or any other common equity securities of, or similar rights in, the Company, either immediately or upon the arrival of a specified date or the happening of a specified event.

“DTC” has the meaning set forth in Section 3(c).

“DWAC” has the meaning set forth in Section 3(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exercise Date” means, except as provided for in Section 3(g), for any given exercise of this Warrant, (i) the date on which the Exercise Notice in respect of such exercise is delivered to the Company, if delivered at or before 6:00 p.m. (New York City time) on a Trading Day and (ii) the first Trading Day after such Exercise Notice is delivered, if delivered after 6:00 p.m. (New York City time) on a Trading Day or at any time on a day other than a Trading Day.

“Exercise Period” has the meaning set forth in Section 2(a).

“Exercise Price” has the meaning set forth in the preamble.

“Fair Market Value” of the Common Shares means, as of any particular date: (a) if traded on a national securities exchange, the Average VWAP for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately prior to such date of valuation; (b) if quoted on the OTC Bulletin Board or an over the counter market operated by OTC Markets

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Group, Inc. or its successor, the Average VWAP for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately prior to such date of valuation; and (c) if neither (a) nor (b) applies, the Fair Market Value shall be the value thereof, as agreed upon by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses such as the Company and jointly selected in good faith by the Company and the Holder. Fees and expenses of the valuation firm shall be paid for by the Company.

“Fortress” means, collectively, Fortress Investment Corp. and its Affiliates, including the Holder.

“Fully Diluted Shares Outstanding” means, as of any date of determination, all of the outstanding Common Shares on a fully-diluted basis giving effect to the exercise, conversion or exchange of all Convertible Securities and Options, in each case, outstanding as of the such date; provided, that Common Shares or other Options or Convertible Securities that may be issued in the future pursuant to promotional agreements with third-parties shall not be considered in calculating Fully Diluted Shares Outstanding until such time that such Common Shares, Options or other Convertible Securities are actually issued.

“Holder” has the meaning set forth in the preamble.

“IRS” means the United States Internal Revenue Service.

“Loans” has the meaning set forth in the SPV Credit Agreement.

“Maximum Committed Amount” has the meaning set forth in the SPV Credit Agreement.

“Options” means any rights, warrants or options to subscribe for or purchase Common Shares, other common equity securities of, or similar rights in, the Company, or Convertible Securities.

“Organizational Documents” means the certificate or articles of incorporation, bylaws or other organizational or charter documents of the Company.

“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.

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“Pro Rata Repurchase” means any purchase of Common Shares by the Company or any subsidiary thereof pursuant to (A) any tender offer or exchange offer subject to Section 13(e) of the Exchange Act, or (B) any other offer made to substantially all holders of Common Shares, in each case whether for cash, shares of capital stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property, or any combination thereof, effected while this Warrant is outstanding; provided, however, that, for the avoidance of doubt, “Pro Rata Repurchase” shall not include any open market repurchase, including any purchase of shares by the Company or any subsidiary thereof made in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act. The “Effective Date” of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

“Put Notice” has the meaning set forth in Section 5(b).

“Put Option” has the meaning set forth in Section 5(a).

“Put Option Amount” means an amount that represents the original Holder’s Percentage Share of $2,500,000.

“Put Option Closing Date” has the meaning set forth in Section 5(c).

“Put Option Exercise Date” has the meaning set forth in Section 5(b).

“Put Option Percentage” means a fraction, expressed as a percentage, (x) the numerator of which shall be the number of Warrant Shares issuable upon exercise of this Warrant on the Put Exercise Date and (y) the denominator of which shall be the number of Warrant Shares issuable upon exercise of this Warrant on the Vesting Date (for the avoidance of doubt, prior to the exercise of the Put Option, if the Put Option Exercise Date occurs on the Vesting Date).

“Put Option Settlement Deadline” has the meaning set forth in Section 5(c).

“Put Settlement Shares” shall have the meaning set forth in Section 11(a).

“Reduction Shares” has the meaning set forth in Section 12.

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of May 13, 2022, by and among the Company and the other Persons party thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Share Delivery Failure” has the meaning set forth in Section 3(d).

“Standard Settlement Period” means, as of any date of determination, the standard settlement period for equity trades effected by U.S. broker-dealers, expressed in a number of Trading Days, as in effect on the applicable date.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Failure” has the meaning set forth in Section 3(d).

“Share Issuance Cap” has the meaning set forth in Section 6.

“Share Issuance Cap Excess Amount” has the meaning set forth in Section 5(c).

“Share Settlement Amount” means a number of Common Shares equal to the quotient of (x) the dollar amount of the Aggregate Put Price divided by (y) the Fair Market Value of the Common Shares as of the Put Option Exercise Date.

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“SPV Credit Agreement” has the meaning set forth in the preamble.

“Successor Entity” has the meaning set forth in Section 4(a).

“Trading Day” means a day during which trading in securities generally occurs on the principal other national or regional securities exchange on which the Common Shares are then listed or, if the Common Shares are not listed on a national or regional securities exchange, on the principal other market on which the Common Shares are then traded. If the Common Shares are not so listed or traded, “Trading Day” means a Business Day.

“Transfer Agent” has the meaning set forth in Section 3(c).

“Unrestricted Conditions” has the meaning set forth in Section 11(b).

“Vesting Date” has the meaning set forth in Section 2(a).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Shares are then listed or quoted on a national securities exchange, the daily volume weighted average price per Common Share for such date (or the nearest preceding date) on the principal trading market on which the Common Shares are then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. New York City time to 4:02 p.m. New York City time); or (b) if the Common Shares are quoted on any one or more of the OTC Bulletin Board, or the other OTC markets, including the OTCQX, OTCQB and OTC Pink markets, the volume weighted average price of the Common Shares for such date (or the nearest preceding date) on the OTC Bulletin Board; provided that in each case where Bloomberg L.P. data is being relied upon, the Holder shall provide to the Company a copy of such information for the Company’s records.

“Warrant” means this Warrant and all warrants issued in substitution for this Warrant.

“Warrant Exercise Notice” has the meaning set forth in Section 3(a).

“Warrant Purchase Agreement” has the meaning set forth in the preamble.

“Warrant Shares” means the Common Shares issued or issuable upon exercise of this Warrant.

2. Term of Warrant. Subject to the terms and conditions hereof, at any time, or from time to time, after the date on which Loans in an amount equal to 50% of the Maximum Committed Amount (as in effect on the Issue Date) under the SPV Credit Agreement have been drawn under the SPV Credit Agreement (the “Vesting Date”) and until 6:00 p.m. (New York City time) on [__], 202[_]1 (the “Exercise Period”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein).

[1]	To be the date that is seventh anniversary of the Issue Date.

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3. Exercise of Warrant.

(a) Exercise Procedure. Subject to the Share Issuance Cap, this Warrant may be exercised in whole or in part at any time and from time to time during the Exercise Period by delivering to the Company (by electronic mail or otherwise in accordance with Section 15) written notice of such exercise in the form attached hereto as Exhibit A (the “Warrant Exercise Notice”). Payment of the Aggregate Exercise Price will be made by a Cashless Exercise in accordance with Section 3(b). In the event that this Warrant has not been exercised in full and the Holder shall not have delivered a Warrant Exercise Notice by 6:00 p.m. (New York City Time) on the last day of the Exercise Period, the Holder shall be deemed to have exercised the purchase rights represented by this Warrant in full as a Cashless Exercise as of 5:59 p.m. (New York City time) on such last day (regardless of whether such day is a Trading Day or a Business Day).

(b) Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made by the Company withholding a number of Warrant Shares then issuable upon exercise of this Warrant with an aggregate Fair Market Value as of the Exercise Date equal to such Aggregate Exercise Price (a “Cashless Exercise”). In the event of any withholding of Warrant Shares where the number of Warrant Shares whose value is equal to the Aggregate Exercise Price is not a whole number, the number of Warrant Shares withheld by or surrendered to the Company shall be rounded up to the nearest whole Common Share and the Company shall make a cash payment to the Holder (by delivery of a certified or official bank check or by wire transfer of immediately available funds) based on the incremental fraction of a Common Share being so withheld by or surrendered to the Company in an amount equal to (x) such incremental fraction of a Common Share being so withheld or surrendered times (y) the Fair Market Value per Common Share as of the Exercise Date.

(c) Delivery of Warrant Shares. In the event of any exercise of the purchase rights represented by this Warrant in accordance with the terms hereof, the Company shall deliver the Warrant Shares (x) in the case of an exercise at a time when any of the Unrestricted Conditions is met as of the Exercise Date, by causing the Company’s designated transfer agent (“Transfer Agent”) to electronically transmit the Warrant Shares issuable upon such exercise to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company (“DTC”), through its Deposit/Withdrawal at Custodian (“DWAC”) system, as specified in the relevant Warrant Exercise Notice no later than two (2) Trading Days (or, if less, the number of Trading Days comprising the Standard Settlement Period) after the relevant Exercise Date, or (y) in the case of an exercise at a time when the Warrant Shares issuable upon such exercise are required to bear a restrictive legend pursuant to Section 11(b) because none of the Unrestricted Conditions is met in respect thereof, no later than five (5) Trading Days after the relevant Exercise Date, by providing evidence of the entry into the books and records (in book-entry format) of the Transfer Agent the number of Warrant Shares so purchased, in the name of the Holder. Upon the exercise of this Warrant or any part hereof, the Company shall, at its own cost and expense, take all necessary action, including obtaining and delivering an opinion of counsel, if applicable, to assure that the Transfer Agent shall transmit to the Holder in accordance with this Section 3(c) the number of Warrant Shares issuable upon such exercise. The Company warrants that no instructions other than these instructions have been or will be given to the Transfer Agent and that the Warrant Shares will be free-trading and freely transferable if any of the Unrestricted Conditions is met. Upon the delivery of a Warrant Exercise Notice in accordance with Section 3(a), the Holder shall

7

be deemed for all purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s or its designee’s DTC account or the date that the Company has provided evidence of the entry into the books and records (in book-entry format) of the Transfer Agent the number of Warrant Shares so purchased, in the name of the Holder, as the case may be. The Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and this Warrant has been exercised in full, in which case the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days following the date the final Warrant Exercise Notice is delivered to the Company. Execution and delivery of a Warrant Exercise Notice with respect to a partial exercise shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the remaining number of Warrant Shares. The Holder and any assignee of the Holder, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated herein.

(d) Compensation for Failure to Timely Deliver Warrant Shares Upon Exercise. Except as set forth in this Section 3(d), if the Company shall fail for any reason or for no reason to, prior to 5:00 p.m. (New York City time) on the applicable Warrant Share delivery date, issue and deliver to the Holder the number of Warrant Shares to which the Holder is entitled upon the exercise of this Warrant in the manner specified in the applicable Warrant Exercise Notice (a “Share Delivery Failure”), then the Company shall, in addition to any other remedies under this Warrant or otherwise available to the Holder, including any indemnification under the Warrant Purchase Agreement, pay as partial liquidated damages (but not as a penalty) in cash to the Holder on each day after the expiration of such Standard Settlement Period that such Warrant Shares are not issued and delivered to the Holder an amount equal to the 1.0% of the product of (A) the number of Common Shares not issued to the Holder on or prior to the applicable Warrant Share delivery date and (B) the VWAP of the Common Shares on applicable Warrant Share delivery date. Notwithstanding the foregoing, if solely as a result of the actions, or inaction, by the Transfer Agent, as certified by the Company to the Holder in good faith, the Company shall fail to issue and deliver to the holder any applicable Warrant Shares prior to 5:00 p.m. (New York City time) on an applicable Warrant Share delivery date, then no Share Delivery Failure shall be deemed to have occurred as long as the Company continues to use reasonable best efforts to cause the Transfer Agent to promptly issue and deliver any such Warrant Shares.

(e) Buy-In. In addition to any other rights available to the Holder (except as set forth below in this Section 3(e)), if there is a Share Delivery Failure, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, Common Shares to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Common Shares so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at

8

the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of Common Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Shares having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Shares with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Common Shares upon exercise of the Warrant as required pursuant to the terms hereof.

(f) Fractional Warrant Shares. The Company shall not be required to issue fractional Warrant Shares upon exercise of any Warrant. As to any fraction of a Common Share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay to the Holder an amount in cash (by delivery of a certified or official bank check or by wire transfer of immediately available funds) equal to (i) such fraction times (ii) the Fair Market Value of one Common Share on the Exercise Date.

(g) Conditional Exercise. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a sale of the Company (pursuant to a merger, sale of Common Shares, or otherwise), such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction and the Exercise Date shall be deemed to be the date of consummation of such transaction.

(h) Reservation of Common Shares. The Company shall at all times reserve and keep available Common Shares or other securities constituting Common Shares, solely for the purpose of issuance pursuant to this Warrant, the maximum number of Warrant Shares issuable from time to time pursuant to this Warrant (whether upon the exercise of the purchase right hereunder, exercise of the Holder’s rights under Section 5 or otherwise). The Company shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Common Shares upon the exercise of this Warrant or the exercise of the Holder’s rights under Section 5.

4. Effect of Certain Events on Common Shares.

(a) Adjustment to Common Shares Upon a Change of Control. In the event of any Change of Control, the holder of this Warrant will be entitled to receive in regards to any Warrant Shares not yet purchased pursuant to each Warrant, an amount, in cash, securities or other assets (as applicable) equal to the difference between the exercise price for such Common Share and the amount, in cash, securities or other assets (as applicable) per Common Share that the holder would have received upon consummation of the Change of Control if the Holder were the record owner

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of all of the Warrant Shares then issuable upon exercise of the Warrant (assuming the Exercise Price had been satisfied in cash, without the need to withhold Common Shares in a Cashless Exercise and without regard to the Beneficial Ownership Limitation or any other limitations on exercise herein or elsewhere and without regard to whether or not a sufficient number of shares are authorized, reserved and available to effect any such exercise and issuance) immediately prior to such event or the record date for determining stockholders entitled to receive proceeds thereof, if applicable. The Company shall cause any successor entity in a Change of Control in which the Company is not the survivor as the parent entity (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the Registration Rights Agreement in accordance with the provisions hereof and thereof pursuant to written agreements in form and substance reasonably satisfactory to the board of directors of the Company at or prior to such Change of Control. Upon the occurrence of any such Change of Control, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Change of Control, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the Registration Rights Agreement with the same effect as if such Successor Entity had been named as the Company herein and therein.

(b) Adjustment to Common Shares Upon a Subdivision or Reclassification. If the Company subdivides the outstanding Common Shares by reclassification, capital reorganization or otherwise into a greater number of shares or other assets or securities, each Warrant shall remain outstanding and thereafter, in lieu of or in addition to (as the case may be), the number of Warrant Shares purchasable hereunder shall be proportionately increased and adjusted (and the Exercise Price shall be proportionately decreased) such that each Warrant shall be exercisable for the kind and number of Common Shares or other securities or assets resulting from such transaction to which the Holder would have been entitled upon such transaction if the Holder had exercised such Warrant in full immediately prior to the consummation of such transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to ensure that the provisions of this Warrant shall thereafter be applicable, as nearly as possible, to any Common Shares, securities or assets thereafter acquirable upon exercise of this Warrant. If the outstanding Common Shares are combined or consolidated, by reclassification, capital reorganization or otherwise, into a lesser number of shares, the number of Warrant Shares purchasable hereunder shall be proportionately decreased (and the Exercise Price shall be proportionately increased). Any adjustment under this Section 4(b) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend or distribution. The provisions of this Section 4(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions.

(c) Distributions. Subject to the provisions of Section 4(a) and Section 4(b), as applicable, if the Company, at any time or from time to time, makes or declares, or fixes a record date for the determination of holders of Common Shares entitled to receive, a distribution payable in securities of the Company, cash or other property, then, and in each such event, the Holder, as the holder of this Warrant, shall be entitled to receive any such dividend or distribution, other than a dividend

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or distribution resulting in an adjustment pursuant to Section 4(b), to the same extent as if the Holder had exercised this Warrant in full (assuming the Exercise Price had been satisfied in cash, without the need to withhold Common Shares in a Cashless Exercise and without regard to the Beneficial Ownership Limitation or any other limitations on exercise herein or elsewhere and without regard to whether or not a sufficient number of shares are authorized, reserved and available to effect any such exercise and issuance) and had held such Warrant Shares on the record date for such dividend or distribution (or, if there is no record date therefor, on the date of such dividend or distribution). Payments or distributions under this Section 4(b) shall be made concurrently with the dividend or distribution to holders of the Common Shares.

(d) Certain Repurchases of Common Shares. In case the Company effects a Pro Rata Repurchase of Common Shares, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the Effective Date of such Pro Rata Repurchase by a fraction of which the numerator shall be (i) the product of (x) the number of Common Shares outstanding immediately prior to such Pro Rata Repurchase and (y) the Fair Market Value of a Common Share on the Trading Day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate value of all cash and any other consideration (as determined by the Company in good faith) paid or payable for shares purchased in such Pro Rata Repurchase, and of which the denominator shall be the product of (x) the number of Common Shares outstanding immediately prior to such Pro Rata Repurchase minus the number of Common Shares so repurchased and (y) the Fair Market Value per Common Share on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase. In such event, the number of Warrant Shares available for purchase hereunder shall be increased to the number obtained by dividing (i) the product of (x) the number of Warrant Shares available for purchase hereunder before such adjustment, and (y) the Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (ii) the new Exercise Price determined in accordance with the immediately preceding sentence.

(e) Certificate as to Adjustment. As promptly as reasonably practicable following any adjustment pursuant to the provisions of Section 4, but in any event not later than two (2) Business Days thereafter, the Company shall furnish to the Holders a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof. As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than ten (10) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the amount of other Warrant Shares, securities or assets then issuable upon exercise of the Warrant.

(f) Notices. In the event:

(i) that the Company shall take a record of the holders of its Common Shares (or other securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any extraordinary distribution described under Section 4(c);

(ii) of any Change of Control;

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(iii) of any subdivision or reclassification as described in Section 4(b); or

(iv) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company shall send or cause to be sent to the Holder at least ten (10) calendar days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such distribution, and a description of such distribution, or (B) to the extent known, the effective date on which such Change of Control, subdivision, reclassification, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Shares (or such other securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their Common Shares (or such other securities) for securities or other property deliverable upon such Change of Control, subdivision, reclassification, dissolution, liquidation or winding-up , and the amount per Common Share and character of such exchange applicable to the Warrant and the Warrant Shares.

5. Put Option

(a) Subject to the limitations provided in this Section 5, the Holder shall have the right (the “Put Option”), but not the obligation, to sell to the Company, all, but not less than all, of the remaining purchase rights then represented by this Warrant for a price equal to the Aggregate Put Price. The Put Option may be exercised at any time during the Exercise Period. For the avoidance of doubt, the Put Option shall be forfeited upon the exercise of this Warrant in full pursuant to Section 3.

(b) The Put Option may be exercised only by the Holder delivering written notice of exercise to the Company in the form attached as Exhibit C hereto (the “Put Notice”). Upon delivery of the Put Notice (the date of such delivery, the “Put Option Exercise Date”), the Company shall be obligated to purchase from the Holder and cancel, and the Holder shall be obligated to sell to the Company, this Warrant by the Put Option Settlement Deadline (as defined below). For the avoidance of doubt, the Put Option Closing Date may occur after the Exercise Period (and the purchase and sale of this Warrant in accordance with a Put Notice may be consummated following the Exercise Period), provided that the Put Notice is delivered prior to 6:00 p.m. (New York City time) on the last date of the Exercise Period.

(c) If the Put Option is exercised, the closing of the required purchase and sale of this Warrant shall occur (x) if the Put Option is settled in cash, on the tenth (10th) Business Day following the delivery of the Put Notice or on such other date as may be mutually agreed between the Company and the Holder and (y) if the Put Option is settled by delivery of Common Shares, no later than two (2) Trading Days (or, if less, the number of Trading Days comprising the Standard Settlement Period) after the relevant Put Option Exercise Date (the “Put Option Settlement Deadline” and the date settlement of the Put Option occurs, the “Put Option Closing Date”). The Aggregate Put Price shall be payable on the Put Option Closing Date, as follows:

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i.

if the Put Notice is delivered within twelve (12) months after the date hereof, subject to the Share Issuance Cap and the Beneficial Ownership Limitation, by delivery of a number of Common Shares equal to the Share Settlement Amount and, if required pursuant to this Section 5(c), payment, in cash, of the Share Issuance Cap Excess Amount; or

ii.

if the Put Notice is delivered at any time following the date that is twelve (12) months following the date hereof, (y) in cash or (z) at the Holder’s election, subject to the Share Issuance Cap and the Beneficial Ownership Limitation, by delivery of a number of Common Shares equal to the Share Settlement Amount and, if required pursuant to this Section 5(c), payment, in cash, of the Share Issuance Cap Excess Amount.

Upon any exercise of the Put Option during the twelve month period immediately following the date of issuance or otherwise in connection with the Holder’s election of a settlement in Common Shares, the Company shall issue the maximum number of Common Shares that may be issued without exceeding either of the Share Issuance Cap or the Beneficial Ownership Limitation, and the portion of the Aggregate Put Price in excess of the Fair Market Value of the Common Shares so delivered (such excess, the “Share Issuance Cap Excess Amount”) shall be satisfied in cash.

6. Share Issuance Cap. Notwithstanding anything to the contrary contained herein, the Company shall not, and shall not be required to, issue any Common Shares pursuant to this Warrant (whether upon the exercise of the purchase right hereunder, exercise of the Holder’s rights under Section 5 or otherwise) if the issuance of such Common Shares together with any previous issuances of Common Shares pursuant to this Warrant and each other warrant issued pursuant to the Warrant Purchase Agreement would cause the aggregate number of Common Shares issued or issuable pursuant to this Warrant and all of the other Warrants issued pursuant to the Warrant Purchase Agreement to exceed 18,857,319 Common Shares (subject to appropriate adjustment to reflect any stock split, stock combination, reclassification, payment of stock dividend, recapitalization or other similar transaction of such character that the Common Shares shall be changed into or become exchangeable for a larger or small number of share that occurs following the date hereof) (the “Share Issuance Cap”).

7. Transfer of Warrant. Subject to Section 11, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant to the Company at its then principal executive offices with a properly completed and duly executed Assignment Form in the form attached hereto as Exhibit B; provided, however, that prior to the Vesting Date, this Warrant may not be assigned (in whole or in part) to any Person other than an Affiliate of the Holder. Notwithstanding the foregoing, any such transferring Holder shall be liable for any and all taxes, fees and third party expenses incurred by the Company as a result of such transfer and the Holder shall pay the Company, in cash or by wire transfer of immediately available funds any amounts necessary to pay any such taxes, fees and third party expenses incurred by the Company in connection with the making of such transfer. Within three (3) Trading Days of such compliance, surrender and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, this Warrant, if properly assigned in accordance herewith, may be exercised by a new Holder for the purchase of Warrant Shares immediately upon such assignment without having a new Warrant issued.

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8. Holder Not Deemed a Stockholder; Limitations on Liability. Except as provided in Section 4(c), the holder of this Warrant, as a holder of the Warrant, will not have any voting rights or other rights of a stockholder of the Company until exercise of this Warrant (at which time, the holder of this Warrant shall only have such rights as entitled to the Warrant Shares held thereby). Nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

9. Replacement of Warrant on Loss. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense shall execute and deliver to the Holder, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated or destroyed; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

10. No Impairment. The Company shall not amend its Organizational Documents or effectuate a reorganization or transfer of assets, in each case, with the sole intent to either impair the Holder’s rights hereunder or avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, and will at all times in good faith carry out all the provisions of this Warrant. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant.

11. Compliance with the Securities Act.

(a) Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees that until such time as any of the Unrestricted Conditions is met, this Warrant, the Warrant Shares and Common Shares issued in accordance with Section 5 (“Put Settlement Shares”), as applicable, may bear a restrictive legend in substantially the following form (and a stop-transfer order consistent therewith may be placed against transfer of such securities) (the “Securities Law Legend”):

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF, OR OTHERWISE PURSUANT TO, THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED,

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HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE SECURITIES ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT, INCLUDING PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR PURSUANT TO A PRIVATE SALE EFFECTED UNDER SECTION 4(a)(7) OF THE SECURITIES ACT OR APPLICABLE FORMAL OR INFORMAL SEC INTERPRETATION OR GUIDANCE, SUCH AS A SO-CALLED “4[(a)](1) AND A HALF SALE.” NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

(b) The Warrant Shares and any Put Settlement Shares (and any certificates or electronic book entries evidencing the Warrant Shares or Put Settlement Shares) shall not contain or be subject to (and Holder shall be entitled to removal of) any legend restricting the transfer thereof (including the Securities Law Legend) and shall not be subject to any stop-transfer (or any similar) instructions: (A) while a registration statement (including a Registration Statement, as defined in the Registration Rights Agreement) covering the sale or resale of such Warrant Shares or Put Settlement Shares is effective under the Securities Act, and the prospectus contained in such registration statement is current, and the Holder has provided customary paperwork in a form reasonably acceptable to the Company certifies (including by delivery of an Exercise Notice that includes such affirmation in substantially the form of the certification included in Exhibit A) to the effect that it has sold such Warrant Shares or Put Settlement Shares pursuant to such registration statement, (B) if the Holder provides customary paperwork in a form reasonably acceptable to the Company to the effect that it has sold such Warrant Shares or Put Settlement Shares pursuant to Rule 144 under the Securities Act, (C) if at any time on or after the date hereof that the Holder certifies (including by delivery of an Exercise Notice that includes such affirmation in substantially the form of the certification included in Exhibit A) that it is not an “affiliate” of the Company (as such term is used in Rule 144 under the Securities Act) and the Holder’s holding period for purposes of Rule 144 and subsection (d)(3)(iii) thereof with respect to such Warrant Shares or Put Settlement Shares is at least one year, or (D) if such Warrant Shares or Put Settlement Shares are otherwise expressly permitted to be sold to the public without registration under the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC) (collectively, the “Unrestricted Conditions”). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after any of the Unrestricted Conditions has been met with respect to all or a portion of the Warrant Shares or Put Settlement Shares, as applicable, if required by the Transfer Agent to effect the issuance of the applicable Warrant Shares without a restrictive legend or removal of the legend hereunder to the extent required or requested as set forth in the immediately following two sentences. If any of the Unrestricted Conditions is met at the time of issuance of the Warrant Shares or Put Settlement Shares, as applicable, then such Warrant Shares or Put Settlement Shares shall be issued free of all legends and stop-transfer instructions. The Company agrees that at such time as any of the Unrestricted Conditions is met or such legend is otherwise no longer required under this Section 10(b), it will, no later than the earlier of (x) two (2) Trading Days and (y) the number of Trading Days comprising the Standard

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Settlement Period following the delivery by the Holder to the Company or the Transfer Agent of the Warrant Shares issued with a restrictive legend, deliver or cause to be delivered to the Holder or its designee this Warrant and/or the Warrant Shares or the Put Settlement Shares free from all restrictive and other legends (or similar notations) (in the case of the Warrant Shares, unless otherwise requested by the Holder, by crediting the account of the Holder’s prime broker with DTC, through its DWAC system). For purposes of Rule 144 under the Securities Act and subsection (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Warrant Shares issuable upon any exercise of this Warrant pursuant to a Cashless Exercise shall be deemed to have been acquired, and the holding period thereof shall be deemed to have commenced, on the date of original issuance of this Warrant and, accordingly, provided the time of such exercise is on or after [________]2, unless the Holder advises the Company that it is an affiliate of the Company at the time of such exercise, an Unrestricted Condition shall have been met at the time of such exercise pursuant to a Cashless Exercise and such Warrant Shares shall be issued without bearing or being subject to any restrictive legend. The Holder, by acceptance hereof, acknowledges and agrees that the removal of any restrictive legends from any securities as set forth in this Section 10(b) is predicated upon the Company’s reliance that the Holder will sell such securities pursuant to either the registration requirements of the Securities Act or an exemption therefrom, and that if such securities are sold pursuant to a registration statement, they will be sold while such registration statement is effective and available for resales of such securities (provided the Holder has not been informed by the Company that the prospectus that forms a part of the registration statement is not current), and in compliance with the plan of distribution set forth therein.

12. Holder’s Exercise Limitations. Notwithstanding anything to the contrary contained herein, the Company shall not effect any exercise of this Warrant or exercise of the Put Option that is to be settled through the issuance of Put Settlement Shares (a “Share Settled Put Exercise”) (or issue any Warrant Shares or Put Settlement Shares thereupon), and the Holder shall not have the right to exercise any portion of this Warrant or acquire Warrant Shares or effect a Share Settled Put Exercise or acquire Put Settlement Shares pursuant to Section 3, Section 5 or otherwise, to the extent that after giving effect to such exercise as contemplated by the applicable Warrant Exercise Notice or Put Notice, the Holder (together with the Holder’s Affiliates, and any other Persons whose beneficial ownership of Common Shares would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (including shares beneficially owned by any “group” of which the Holder is a member) (such Persons, “Attribution Parties”)), would beneficially own in excess of 9.9% of the total number of shares of Common Shares issued and outstanding (the “Beneficial Ownership Limitation”); provided, however, that the Beneficial Ownership Limitation shall only apply to the extent that the Common Shares are deemed to constitute an “equity security” pursuant to Rule 13d-1(i) promulgated under the Exchange Act. For purposes of the foregoing sentence, the number of Common Shares beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of Warrant Shares issuable upon exercise of this Warrant or Share Settled Put Exercise with respect to which such determination is being made, but shall exclude the number of Warrant Shares or Put Settled Shares which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties, (ii) exercise of the Put Option, and (iii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the

[2]	Insert the date that is one year after the original issuance date.

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limitation contained herein beneficially owned by the Holder or any of its Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 12, beneficial ownership (including as a percentage of the issued and outstanding shares of Common Shares) shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 12 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Warrant Exercise Notice or Put Notice shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 12, in determining the number of outstanding Common Shares, a Holder may rely on the number of outstanding Common Shares as reflected in (A) the Company’s most recent periodic or annual report filed with the SEC, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Company’s Transfer Agent setting forth the number of Common Shares outstanding. Upon the written request of a Holder, the Company shall within one (1) Business Day confirm in writing to the Holder the number of Common Shares then outstanding. If the Company receives a Warrant Exercise Notice or Put Notice from the Holder at a time when the actual number of outstanding Common Shares is less than the number of outstanding Common Shares reported by the Company in its then-most recent periodic report filed with the SEC, the Company shall (i) notify the Holder in writing of the number of Common Shares then outstanding and, to the extent that the issuance of Warrant Shares in accordance with such Warrant Exercise Notice or Put Settlement Shares in accordance with such Put Notice would otherwise cause the Holder’s and its Attribution Parties’ beneficial ownership, as determined in accordance with this Section 12 to exceed the Beneficial Ownership Limitation, the Holder shall notify the Company of a reduced number of Warrant Shares or Put Settlement Shares to be purchased or delivered pursuant to such Warrant Exercise Notice or Put Notice (the number of shares by which such purchase is reduced, the “Reduction Shares”) and (ii) (x) in the case of Warrant Shares, as soon as reasonably practicable, the Company shall return to the Holder any exercise price paid by the Holder for the Reduction Shares and (y) in the case of Put Settlement Shares, satisfy the delivery of such Reduction Shares in cash pursuant to the provisions of Section 5(c). In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Attribution Parties since the date as of which such number of outstanding Common Shares was reported. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 12 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant.

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13. Certain Representations and Agreements. The Company represents, covenants and agrees:

(a) This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.

(b) All Warrant Shares issuable upon the exercise of this Warrant and all Put Settlement Shares issuable pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares or Put Settlement Shares, as applicable, are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company, and free from all taxes, liens and charges. As of the date of issuance of this Warrant, the Company has reserved from its authorized and unissued Common Shares, exclusively for issuance pursuant to the terms of this Warrant, and from and after the date of Issuance of this Warrant the Company shall at all times reserve and keep available out of its authorized but unissued Common Shares solely for the purpose of issuance pursuant to the terms of this Warrant (whether upon the exercise of the purchase right hereunder, exercise of the Holder’s rights under Section 5 or otherwise), such number of Common Shares as shall from time to time be sufficient to effect the exercise of the purchase right or Put Option with respect to this Warrant in full (after giving effect to the Share Issuance Cap, but without giving effect to the Beneficial Ownership Limitation); and if at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the exercise of the purchase right or Put Option with respect to this Warrant in full, the Company will use reasonable best efforts to take such corporate action as may necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purpose.

(c) The Company shall take all such actions as may be necessary to ensure that all Warrant Shares and Put Settlement Shares are issued without violation of any applicable law or governmental regulation or any requirements of any securities exchange upon which shares of the Company’s capital stock may be listed at the time of such exercise.

(d) The Company will procure, subject to issuance or notice of issuance, the listing of any Warrant Shares issuable upon exercise of this Warrant and any Put Settlement Shares issued hereunder on the principal stock exchange on which the Common Shares are then listed or traded.

14. Warrant Register. The Company shall keep and properly maintain at its principal executive offices books for the registration of the Warrant and any transfers thereof. The Company may deem and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment or other transfer of the Warrant effected in accordance with the provisions of this Warrant.

15. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail (upon the sender’s receipt of an acknowledgement from the intended recipient such as by the “return receipt requested” function, if available, return electronic mail or other written acknowledgement) if sent during normal business hours of the recipient, and on the next

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Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 15).

If to the Company:	F45 Training Holdings Inc.
C/o F45 Training Incorporated
3601 S. Congress Ave., Building E
Austin, TX 78704
Attention: Legal Department
E-mail:

with a copy to:	King & Spalding LLP
1185 Avenue of the Americas
34th Floor
New York, NY 10036
Attention: W. Todd Holleman
Facsimile: (212) 556-2222
Telephone: (212) 556-2258
E-mail: tholleman@kslaw.com

If to the Holder:	Fortress Credit Co LLC
c/o Fortress Investment Group
1345 Avenue of the Americas, 46th Floor
New York, New York 10105
Attention: David Sharpe, Credit Operations
Facsimile:
Telephone:
Email:

with a copy to:	Fortress Credit Corp.
c/o Fortress Investment Group
1345 Avenue of the Americas, 46th Floor
New York, New York 10105
Attention: David Brooks, General Counsel
Facsimile:
Telephone:
E-mail:

16. Cumulative Remedies. Except to the extent expressly provided in Section 8 to the contrary, the rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

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17. Equitable Relief. Each of the Company and the Holder acknowledge that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.

18. Tax Treatment.

(a)The Company shall pay all reasonable and documented out-of-pocket expenses in connection with, and all issuance, stamp and similar transfer taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of any Warrant Shares or Put Settlement Shares; provided, however, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to (i) the income, franchise or capital gain of the Holder, (ii) the issuance or delivery of the Warrant Shares or Put Settlement Shares to any Person other than the Holder, or (iii) the sale or transfer of the Warrant or Common Shares.

(b) The payment of any other amounts to the Holder pursuant to this Warrant shall be made without any deduction or withholding for any taxes, except as required by applicable law. To the extent that the Company is required to deduct or withhold any taxes pursuant to the previous sentence other than as a result of the Holder’s failure to provide the Company with an IRS Form W-9 or W-8 pursuant to the last sentence of this Section 18(b), the Company shall provide advance written notice of the Company’s intent to deduct and withhold and provide the Holder with an opportunity to establish an exemption or reduction in withholding to the extent permitted by applicable law, including through the provision of duly executed tax forms. To the extent that amounts are so withheld and paid over to the applicable Governmental Authority, such withheld amounts shall be treated for all purposes of this Warrant as having been paid to the person in respect of whom such deduction and withholding was made. The Holder of the Warrant, to the extent legally entitled to do so, shall deliver such documentation prescribed by applicable law or reasonably requested by the Company as will enable the Company to determine whether or not the Holder is subject to withholding or information reporting requirements; provided that the Holder shall provide the Company with a properly completed and executed IRS Form W-9 or W-8, as applicable, at the time of (or prior to) the issuance of this Warrant.

(c) The Company and the Holder acknowledge and agree that this Warrant and the Loan with respect to which this Warrant is issued are part of an “investment unit” within the meaning of Section 1273(c)(2) of the Internal Revenue Code of 1986, as amended (the “Code”). The Company and the Holder will agree for income tax purposes upon the allocation of the issue price of such investment unit (determined in accordance with Section 1273(c)(2) of the Code) between such Loan and this Warrant. The Company and the Holder agree to file all applicable tax returns in a manner consistent with such allocation and not to take any position on any tax return or in any tax proceeding that is inconsistent with such allocation, unless otherwise required by a contrary “determination” within the meaning of Section 1313 of the Code.

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19. Entire Agreement. This Warrant, together with the Warrant Purchase Agreement, the Registration Rights Agreement and the SPV Credit Agreement, constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Warrant and the Warrant Purchase Agreement, the Registration Rights Agreement or the SPV Credit Agreement, the statements in the body of this Warrant shall control.

20. Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.

21. No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

22. Headings and Interpretation. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant. Unless the context otherwise requires, any reference in this Agreement to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. Unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time, and the word “including” shall be deemed to be followed by the words “without limitation.”

23. Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

24. Severability. If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.

25. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of New York.

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26. Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Warrant or the transactions contemplated hereby may be instituted in the state or federal courts located in New York, New York, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

27. Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.

28. Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.

29. No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[Signature pages follow.]

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IN WITNESS WHEREOF, the Company has duly executed this Warrant on the date first written above.

COMPANY:

F45 TRAINING HOLDINGS INC.

By:
Name:
Title:

[Signature Page for F45 Warrant]

Accepted and agreed,

HOLDER:
[_________________________]

By:
Name:
Title:	Authorized Signatory

[Signature Page for F45 Warrant]

EXHIBIT A

WARRANT EXERCISE NOTICE

[Holder Name]

The undersigned, [_____], pursuant to the provisions of the Warrant, hereby elects to purchase [_____] Warrant Shares covered by the Warrant.

The Warrant is exercised by means of the exercise provisions of Section 3(b) of the Warrant.

In connection with such exercise, the undersigned certifies that it [is][is not] an “affiliate” of the Company (as such term is used under Rule 144 of the Securities Act) as of the date of this Warrant Exercise Notice and [has][has not] been an “affiliate” of the Company at any point during the immediately preceding three months.

[In connection with such exercise, the undersigned certifies that it has sold such Warrant Shares pursuant to, and in compliance with the plan of distribution set forth in, the Registration Statement on Form S-[__], dated [__], registering the offer and sale of such Warrant Shares.]

The undersigned hereby directs that the Common Shares be registered as follows:

Please issue the Common Shares representing the applicable number of Warrant Shares issuable pursuant to the Warrant in the name of the undersigned and to the following address:

Issue to: ____________________________

Address: ____________________________

Email Address: ____________________________

DTC Details (if applicable): ____________________________

(Signature)
(Name)
(Title)
(Date)

EXHIBIT B

FORM OF TRANSFER

(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto [_____] the right represented by the attached Warrant to purchase [_____] Common Shares of F45 Training Holdings Inc. to which the attached Warrant relates, and appoints [_____] Attorney to transfer such right on the books of [_____], with full power of substitution in the premises.

Dated: [_____]

3                             Address:

Signed in the presence of:

[3]	(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

EXHIBIT C

WARRANT PUT NOTICE

The undersigned, ______, pursuant to the provisions of the Warrant, hereby elects to exercise its Put Option with respect to [____] Warrant Shares covered by the Warrant.

The Put Option is exercised by means of the exercise provisions of Section 5(b) of the Warrant.

[The undersigned hereby elects to settle the Put Option exercise [in cash][in Put Settlement Shares]].4

[In connection with such exercise, the undersigned certifies that it [is][is not] an “affiliate” of the Company (as such term is used under Rule 144 of the Securities Act) as of the date of this Warrant Exercise Notice and [has][has not] been an “affiliate” of the Company at any point during the immediately preceding three months.

[In connection with such exercise, the undersigned certifies that it has sold such Warrant Shares pursuant to, and in compliance with the plan of distribution set forth in, the Registration Statement on Form S-[__], dated [__], registering the offer and sale of such Warrant Shares.]

The undersigned hereby directs that [__]5 Put Settlement Shares be registered as follows:

Please issue the Common Shares representing the applicable number of Put Settlement Shares issuable pursuant to the Put Option in the Warrant in the name of the undersigned and to the following address:

Issue to: _________________

Address: _________________

Email Address:_________________

DTC Details (if applicable):_______________]6

The undersigned hereby [further] directs the Company to wire $[__], representing the [Aggregate Put Price][the Share Issuance Cap Excess Amount] to the following:

Bank: [__]

[4]	Include only if Put Option is exercised after twelve (12) months of the date of the Warrant or the Vesting Date, as applicable
[5]

To equal the number of Common Shares equal to the quotient of (x) the Aggregate Put Price divided by (y) the Fair Market Value of the Common Shares as of date of the Put Notice (subject to the Share Issuance Cap and the Beneficial Ownership Limitation)

[6]

To be used if Put Option is exercised within twelve (12) months after the date of the Warrant or the Vesting Date, as applicable, or if the holder has elected settlement in Put Settlement Shares pursuant to the above

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Routing number: [__]

FBO: [__]

Account number: [__]

Bank address: [__]

For further credit to: [__]]7

[_________________]

By:
Name:
Title:
Date:

[7]

To be used if (x) holder elects to settle the Put Option in cash above or (y) due to the Share Issuance Cap or the Beneficial Ownership Limitation, the Company must pay the Share Issuance Cap Excess Amount in cash

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